                             OCC ACCUMULATION TRUST

                         SCIENCE & TECHNOLOGY PORTFOLIO

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO

                                   MANAGED BY

                                 OPCAP ADVISORS

                               2000 ANNUAL REPORT

The Science & Technology Portfolio (the "Portfolio") commenced operations on April 12, 2000 to invest in a broad variety of areas within technology. The Portfolio declined 39.30% from inception through December 31, 2000, mirroring the performance of its benchmark, the NASDAQ Composite Index, which declined 39.10%. Despite the downturn of many technology stocks in 2000, the Adviser believes well-chosen technology investments continue to offer exceptional prospects, as the sector is growing five to ten times faster than the overall economy. Investors should maintain a long-term perspective in recognition of the inherent volatility of many technology stocks. Our objective is to outperform our benchmark over a market cycle.

Our investment process is focused on key drivers of technological trends. From these drivers, we elicit investment themes. The Portfolio's current themes, in order from most growth-oriented to most cyclical, are: the Internet, wireless communications, telecommunications, software, services, personal computers, semiconductors and non-tech innovators.

Since its inception, the Portfolio has been invested in a diverse group of technology companies that fit within these themes. Major industry positions at December 31, 2000 were: Networking, representing 24.5% of the Portfolio's net assets; the Internet, 21.1% of net assets, Software, 15.1% of net assets, and Electronics, 13.1% of net assets.

The Portfolio's largest holding at December 31, 2000 was Check Point Software Technologies, representing 7.3% of the Portfolio's net assets. The company provides Internet security solutions and is the world leader in virtual private networks (VPNs), which allow companies to use the public Internet as a private network. It continued its rapid growth in 2000, reporting a 94% increase in revenue and a 117% increase in net income per share over 1999.

Other top holdings at December 31, 2000 were: Applied Micro Circuits, which designs and manufactures high-performance, high-bandwidth silicon solutions for the world's optical networks, 6.6% of net assets; EMC, a leader in information storage systems, software, networks and services, 6.2% of net assets; i2 Technologies, which develops software products that address clients' supply-chain functions, including inventory planning and supply-chain optimization, 5.4% of net assets; and Nokia, a leading mobile phone manufacturer and a supplier of mobile, fixed and Internet Protocol networks and related services, 5.3% of net assets.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000

SHARES                                                                    VALUE
------                                                                  ----------
         COMMON STOCK-98.3%
         COMPUTERS-3.5%
4,200    Compaq Computer Corp...........................................$   63,210
                                                                        ----------

         COMPUTER SERVICES-3.1%
2,000    Palm, Inc.*....................................................    56,625
                                                                        ----------

         ELECTRONICS-13.1%
1,600    Applied Micro Circuits Corp.*..................................   120,075
  500    Broadcom Corp.*................................................    42,000
1,100    Globespan, Inc.*...............................................    30,250
  600    PMC-Sierra, Inc.*..............................................    47,175
                                                                        ----------
                                                                           239,500
                                                                        ----------
         FIBER OPTICS-7.6%
  700    CIENA Corp.*...................................................    56,875
1,160    JDS Uniphase Corp.*............................................    48,358
  900    Sycamore Networks, Inc.*.......................................    33,525
                                                                        ----------
                                                                           138,758
                                                                        ----------

         INTERNET-21.1%
  900    Ariba, Inc.*...................................................    48,262
1,000    Check Point Software Technologies Ltd.*........................   133,563
2,100    Commerce One, Inc.*............................................    53,156
1,800    i2 Technologies, Inc.*.........................................    97,875
  700    VeriSign, Inc.*................................................    51,931
                                                                        ----------
                                                                           384,787
                                                                        ----------

         MULTIMEDIA-5.1%
2,000    Gemstar TV Guide International, Inc.*..........................    92,250
                                                                        ----------

         NETWORKING-24.5%
2,200    Cisco Systems, Inc.*...........................................    84,150
1,700    EMC Corp.*.....................................................   113,050
  500    Juniper Networks, Inc.*........................................    63,031
3,000    Oracle Corp.*..................................................    87,188
  900    Redback Networks, Inc.*........................................    36,900
2,200    Sun Microsystems Inc.*.........................................    61,325
                                                                        ----------
                                                                           445,644
                                                                        ----------
         SOFTWARE-15.1%
2,400    Rational Software Corp.*.......................................    93,450
1,400    Siebel Systems, Inc.*..........................................    94,675
1,000    VERITAS Software Corp.*........................................    87,500
                                                                        ----------
                                                                           275,625
                                                                        ----------
         TELECOMMUNICATIONS-5.2%
2,200    Nokia Corp. ADR  ..............................................    95,700
                                                                        ----------

             Total Common Stock (cost-$2,702,986)....................... 1,792,099
                                                                        ----------

             Total Investments (cost-$2,702,986).......   98.3%          1,792,099
             Other assets less liabilities.............    1.7              30,260
                                                         -----          ----------
             Net Assets ...............................  100.0%         $1,822,359
                                                         =====          ==========

----------------------
 * Non-income producing security
 ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$2,702,986)..........................................................   $1,792,099
Cash ............................................................................................       37,124
Receivable due from Adviser......................................................................        3,235
Dividends receivable ............................................................................          105
                                                                                                    ----------
    Total Assets.................................................................................    1,832,563
                                                                                                    ----------

LIABILITIES:
Accrued expenses.................................................................................       10,204
                                                                                                    ----------
    Total Liabilities............................................................................       10,204
                                                                                                    ----------
       Net Assets................................................................................   $1,822,359
                                                                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized)......................   $    3,000
Paid-in-capital in excess of par.................................................................    2,989,114
Net realized loss on investments.................................................................     (258,868)
Net unrealized depreciation of investments.......................................................     (910,887)
                                                                                                    ----------
       Net Assets................................................................................   $1,822,359
                                                                                                    ==========
Shares outstanding...............................................................................      300,045
                                                                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE...................................        $6.07
                                                                                                         =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                             STATEMENT OF OPERATIONS
            FOR THE PERIOD APRIL 12, 2000* THROUGH DECEMBER 31, 2000

INVESTMENT INCOME:
Interest ..........................................................................    $    12,820
Dividends .........................................................................            241
                                                                                       -----------
 Total investment income...........................................................         13,061
                                                                                       -----------

EXPENSES:
Investment advisory fees...........................................................         17,139
Custodian fees ....................................................................         10,559
Transfer agent fees ...............................................................          7,575
Audit and tax service fees ........................................................          2,296
Miscellaneous......................................................................          1,431
                                                                                       -----------
  Total  expenses..................................................................         39,000

  Less:  Investment advisory fees waived ..........................................        (16,730)
         Expense offset............................................................           (869)
                                                                                       -----------

      Net expenses.................................................................         21,401
                                                                                       -----------

      Net investment loss..........................................................         (8,340)
                                                                                       -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments...................................................       (258,868)
Net unrealized depreciation of investments.........................................       (910,887)
                                                                                       -----------

       Net realized and unrealized loss on investments.............................     (1,169,755)
                                                                                       -----------

NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS....................    $(1,178,095)
                                                                                       ===========

-----------------------------------------------------
* Commencement of operations.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD APRIL 12, 2000* THROUGH DECEMBER 31, 2000

  INVESTMENT OPERATIONS:
  Net investment loss........................................................   $   (8,340)
  Net realized loss  on investments..........................................     (258,868)
  Net unrealized depreciation of investments.................................     (910,887)
                                                                                ----------
      Net decrease in net assets resulting from operations...................   (1,178,095)
                                                                                ----------

  SHARE TRANSACTIONS:
  Net proceeds from the sale of shares.......................................    3,000,454
                                                                                ----------
               Total increase in net assets..................................    1,822,359

  NET ASSETS:
  Beginning of period........................................................           -
                                                                                ----------
  End of period .............................................................   $1,822,359
                                                                                ==========

  SHARES ISSUED:.............................................................      300,045
                                                                                ==========

-----------------------------------------------------
* Commencement of operations.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD
                    APRIL 12, 2000* THROUGH DECEMBER 31, 2000

Net asset value, beginning of period...................................     $10.00
                                                                          --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss....................................................      (0.03)
Net realized and unrealized loss on investments .......................      (3.90)
                                                                          ---------
  Total loss from investment operations................................      (3.93)
                                                                          ---------

Net asset value, end of period.........................................      $6.07
                                                                          =========

TOTAL RETURN (1).......................................................      (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................................     $1,822
Ratio of expenses to average net assets (2)(3)(4)......................       1.04%
Ratio of net investment loss to average net assets (3)(4)  ............      (0.39)%
Portfolio Turnover.....................................................         79%

-------------------------------------------------------------------------------
 *  Commencement of operations.
(1) Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal period indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.82% (annualized) and (1.17%) (annualized), respectively.
(4) Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (CONTINUED)


(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - (CONCLUDED)

   (C)  INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

   (D)  DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

As a result of permanent book/tax differences attributable to a net operating loss, $8,340 has been reclassified from net investment loss to paid-in-capital in excess of par. Net assets were not affected by this reclassification.

   (E)  ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

   (F)  USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   (G)  EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (CONCLUDED)

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's average daily net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Adviser and PIMCO Equity Advisors (the "Sub-Adviser"), a division of PIMCO Advisors L.P., the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the average daily net assets of the Portfolio for providing investment advisory services to the Portfolio. For the period ended December 31, 2000, the Adviser paid the Sub-Adviser $8,570, of which $702 was payable at December 31, 2000.

At December 31, 2000, all of the outstanding shares of the Portfolio were owned by PIMCO Advisors L.P. Investment activity by PIMCO Advisors L.P. could have a material impact on the Portfolio.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with the Adviser and Sub-Adviser, respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with the Adviser and Sub-Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $2,707,434. Accordingly, net unrealized depreciation of investments of $915,335 was composed of gross appreciation of $64,050 for those investments having an excess of value over cost and gross depreciation of $979,385 for those investments having an excess of cost over value.

For the period ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $5,040,682 and $2,078,828, respectively.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2000 of $118,329. Such losses are treated for tax purposes as arising on January 1, 2001.

At December 31, 2000, the Portfolio had a capital loss carryforward of $136,091 (all of which expires in 2008) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Science & Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Science & Technology Portfolio (one of the portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, and the results of each of its operations, the changes in its net assets and the financial highlights for the period April 12, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                                                                 OCC ACCUMULATION TRUST
                                                                  1345 AVENUE OF THE AMERICAS
                                                                     NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS

Stephen J. Treadway                                              Chairman, President & Trustee
Joseph M. LaMotta                                                Chairman Emeritus
V. Lee Barnes                                                    Trustee
Paul Y. Clinton                                                  Trustee
Thomas W. Courtney                                               Trustee
Lacy B. Herrmann                                                 Trustee
Theodore T. Mason                                                Trustee
Malcolm Bishopp                                                  Executive Vice President
Brian S. Shlissel                                                Executive Vice President & Treasurer
Steven Calabria                                                  Vice President
Bernard H. Garil                                                 Vice President
Kenneth W. Corba                                                 Vice President and Portfolio Manager
Mark F. Degenhart                                                Vice President and Portfolio Manager
Michael F. Gaffney                                               Vice President and Portfolio Manager
Richard J. Glasebrook, II                                        Vice President and Portfolio Manager
Colin Glinsman                                                   Vice President and Portfolio Manager
Louis P. Goldstein                                               Vice President and Portfolio Manager
William Gross                                                    Vice President and Portfolio Manager
Benjamin D. Gutstein                                             Vice President and Portfolio Manager
Vikki Y. Hanges                                                  Vice President and Portfolio Manager
John Lindenthal                                                  Vice President and Portfolio Manager
Elisa A. Mazen                                                   Vice President and Portfolio Manager
Dennis McKechnie                                                 Vice President and Portfolio Manager
Jeffrey D. Parker                                                Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

            OCC ACCUMULATION TRUST - SCIENCE & TECHNOLOGY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE PORTFOLIO AND THE NASDAQ COMPOSITE INDEX*
                   APRIL 12, 2000** THROUGH DECEMBER 31, 2000

[GRAPH}

             SCIENCE &  TECHNOLOGY                 NASDAQ
               RETURN    GROWTH $            RETURN      GROWTH $
             ---------  ----------          --------    ----------
                          10,000                           10,000
4/12/2000        0.00%    10,000              0.00%        10,000
4/30/2000        2.60%    10,260             -4.81%         9,519
5/31/2000      -12.96%     8,930            -11.91%         8,385
6/30/2000       20.83%    10,790             16.62%         9,779
7/31/2000       -3.43%    10,420             -5.02%         9,288
8/31/2000       17.66%    12,261             11.66%        10,371
9/30/2000       -3.59%    11,820            -12.68%         9,056
10/31/2000     -16.07%     9,921             -8.26%         8,308
11/30/2000     -35.28%     6,421            -22.90%         6,405
12/31/2000      -5.45%     6,070             -4.90%         6,090

                             OCC ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The Equity Portfolio (the "Portfolio") did well in a challenging investment environment in 2000, delivering a solidly positive return despite a generally lower market. The Portfolio's total return of 9.91% compared with a decrease of 9.09% for the Standard & Poor's 500 Index ("the S&P 500") with dividends included. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

After trailing the S&P 500 during the first half of 2000, the Portfolio increased 16.68% during the second half of the year versus a decrease of 8.71% for the S&P 500.

The stock market did a remarkable turnaround in 2000. Value stocks, companies priced below their intrinsic value, came back into style and many technology and growth stocks (which had led the market higher in 1998 and 1999) tumbled. The tech-heavy Nasdaq Composite Index fell 39.29% in 2000, its worst performance since this index was inaugurated in 1971.

These developments occurred against the backdrop of a slowing economy and renewed investor emphasis on corporate fundamentals, including earnings and cash flow. The Portfolio's returns not only beat the overall market indices, but also exceeded most value benchmarks. For instance, the Portfolio's return of 9.91% in 2000 outpaced the 6.08% increase of the S&P/BARRA 500 Value Index.

These results were achieved through solid stock selection and due to the Portfolio's significant positions in financial stocks, one of the market's strongest sectors in 2000. Furthermore, the Portfolio held a limited amount of technology and telecommunications stocks, two of the market's weakest sectors.

For the three years ended December 31, 2000, the Portfolio provided an average annual total return of 8.04%, compared with 12.26% for the S&P 500. The Portfolio's average annual total return of 14.54% for the five years ended December 31, 2000 compared with 18.33% for the S&P 500. For the ten years ended December 31, 2000, the Portfolio provided an average annual total return 16.86%* versus 17.46% for the S&P 500. From its inception on August 1, 1988 through December 31, 2000, the Portfolio generated an average annual total return of 15.22%* compared with 16.44% for the S&P 500 Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

In managing the Portfolio, the Adviser seeks to control risk and provide excellent long-term performance by investing in a diversified group of companies it believes is priced below its intrinsic value. The Adviser searches, in particular, for well-managed companies with superior business characteristics, including high cash flow and favorable earnings prospects.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. TOTAL NET ASSETS OF THE EQUITY PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $86,789,755 IN THE OLD TRUST AND $3,764,598 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE EQUITY PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE EQUITY PORTFOLIO OF THE OLD TRUST.

Stocks that contributed positively to performance during 2000 included Freddie Mac (mortgage securitization), CVS (pharmacy chain), John Hancock Financial Services (insurance and financial services), Kroger (supermarket chain) and American Home Products (healthcare). CVS, the Portfolio's second largest position, demonstrates qualities we look for in an investment. CVS is a well-managed pharmacy company participating in the rapid growth in demand for pharmaceuticals. This growth is driven by an aging population, an increase in the number of successful new drugs and increased drug utilization by managed care companies. In the past two years, CVS has integrated two major acquisitions while significantly improving productivity and margins. Having already invested in its infrastructure, the company has embarked on a major store expansion program. We believe this program will more than double earnings over the next five years and will lead to significant excess cash flow over that period.

Positions that detracted from performance during the year included WorldCom in the telecommunications sector and Computer Associates International, Compuware and Microsoft in the technology sector. In the current technology environment, we believe our technology companies will continue to execute well and will be strongly positioned to emerge once the sector's difficulties subside. The Portfolio remains underweighted in technology stocks compared to their weighting in the S&P 500 Index, but we have added somewhat to our holdings in the wake of recent price declines throughout the sector.

During the second half of 2000, we established positions in companies such as Clear Channel Communications (multimedia), Dell Computers (computers), Exelon (energy), Mattel (consumer products) and Weyerhauser (forest products.)

Eliminations from the Portfolio during the past six months included Emerson Electric (electronics), Motorola (telecommunications), News Corp. (media), Rockwell International (electronics and communications) and Tribune Co. (publishing).

At December 31, 2000, the Portfolio's investments were allocated 95.3% to common stocks and 4.7% to short-term investments, essentially unchanged from six months earlier. The Portfolio's five largest equity positions were Freddie Mac, representing 7.1% of the Portfolio's net assets; CVS, 5.6% of net assets; Wells Fargo, 4.4% of net assets; Kroger, 4.0% of net assets; and McDonald's, 4.0% of net assets.

Major industry positions at the end of December were: financial services, representing 18.1% of the Portfolio's net assets; retail, 11.1% of net assets; banking, 9.8% of net assets; drugs and medical products, 7.1% of net assets; and telecommunications, 4.9% of net assets.

The Portfolio remains focused on controlling risk and delivering excellent long-term results. Even with the difficult period experienced during 1998-99 when value investing was out of favor, our 2000 performance puts us back on track in delivering solid long-term results. We believe despite company fundamentals, including earnings and cash flow, drive share prices over time, even if there are occasional periods when prices and fundamentals become disconnected. We believe this principle has been reestablished with the market's renewed emphasis on fundamentals since March 2000. We are optimistic about the outlook for our disciplined style of value investing during 2001 and beyond.

                    OCC ACCUMULATION TRUST--EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                        9.9%
5 Year                       14.5%
10 Year                      16.9%
Since August 1, 1988*        15.2%

          EQUITY PORTFOLIO  S&P 500 INDEX +
12/31/90        $10,000.00       $10,000.00
Jan-91          $10,537.00       $10,435.00
Feb-91          $11,227.17       $11,181.10
Mar-91          $11,416.91       $11,451.69
Apr-91          $11,511.67       $11,479.17
May-91          $12,105.68       $11,973.92
Jun-91          $11,632.34       $11,425.52
Jul-91          $12,002.25       $11,957.94
Aug-91          $12,235.10       $12,241.35
Sep-91          $12,105.40       $12,036.92
Oct-91          $12,381.41       $12,198.21
Nov-91          $11,993.87       $11,706.62
Dec-91          $13,212.29       $13,045.86
Jan-92          $13,465.07       $12,803.21
Feb-92          $13,862.29       $12,969.65
Mar-92          $13,637.72       $12,718.04
Apr-92          $13,853.20       $13,091.95
May-92          $13,763.15       $13,156.10
Jun-92          $13,610.38       $12,960.07
Jul-92          $14,157.52       $13,490.14
Aug-92          $13,987.63       $13,213.59
Sep-92          $14,463.21       $13,356.30
Oct-92          $14,678.71       $13,415.07
Nov-92          $15,127.88       $13,872.52
Dec-92          $15,469.77       $14,043.15
Jan-93          $15,585.79       $14,159.71
Feb-93          $15,409.67       $14,352.28
Mar-93          $15,875.04       $14,655.12
Apr-93          $15,689.30       $14,300.46
May-93          $15,987.40       $14,683.72
Jun-93          $16,108.91       $14,726.30
Jul-93          $16,025.14       $14,667.39
Aug-93          $16,666.15       $15,223.29
Sep-93          $16,517.82       $15,106.07
Oct-93          $16,592.15       $15,418.76
Nov-93          $16,341.61       $15,272.29
Dec-93          $16,684.78       $15,457.08
Jan-94          $17,046.84       $15,982.62
Feb-94          $16,976.95       $15,549.49
Mar-94          $16,365.78       $14,871.53
Apr-94          $16,930.40       $15,061.89
May-94          $17,140.33       $15,308.91
Jun-94          $16,710.11       $14,933.84
Jul-94          $17,198.05       $15,423.67
Aug-94          $17,923.80       $16,056.04
Sep-94          $17,445.24       $15,662.66
Oct-94          $17,980.81       $16,015.07
Nov-94          $17,148.29       $15,432.13
Dec-94          $17,319.78       $16,660.52
Jan-95          $17,854.96       $16,066.13
Feb-95          $18,672.72       $16,692.71
Mar-95          $19,296.38       $17,185.14
Apr-95          $19,767.22       $17,690.39
May-95          $20,660.69       $18,398.00
Jun-95          $21,381.75       $18,824.83
Jul-95          $22,198.54       $19,449.82
Aug-95          $22,447.16       $19,498.44
Sep-95          $23,091.39       $20,321.28
Oct-95          $22,504.87       $20,248.12
Nov-95          $23,627.86       $21,137.01
Dec-95          $24,050.80       $21,544.96
Jan-96          $24,943.09       $22,277.49
Feb-96          $25,426.98       $22,484.67
Mar-96          $25,899.93       $22,700.52
Apr-96          $25,928.42       $23,034.22
May-96          $26,765.90       $23,628.50
Jun-96          $26,626.72       $23,718.29
Jul-96          $25,678.81       $22,669.94
Aug-96          $26,765.02       $23,148.28
Sep-96          $27,929.30       $24,451.52
Oct-96          $28,599.61       $25,126.39
Nov-96          $30,041.03       $27,025.94
Dec-96          $29,665.51       $26,490.83
Jan-97          $30,739.40       $28,146.50
Feb-97          $30,754.77       $28,366.05
Mar-97          $29,789.07       $27,200.20
Apr-97          $30,438.48       $28,824.05
May-97          $31,908.65       $30,579.44
Jun-97          $33,717.87       $31,949.40
Jul-97          $35,579.10       $34,492.57
Aug-97          $34,582.89       $32,560.99
Sep-97          $35,796.75       $34,345.33
Oct-97          $35,241.90       $33,198.19
Nov-97          $36,313.25       $34,735.27
Dec-97          $37,569.69       $35,332.72
Jan-98          $37,434.44       $35,724.91
Feb-98          $39,983.72       $38,300.68
Mar-98          $42,174.83       $40,261.67
Apr-98          $42,465.84       $40,668.31
May-98          $41,879.81       $39,968.82
Jun-98          $42,390.74       $41,591.55
Jul-98          $41,186.85       $41,150.68
Aug-98          $35,919.05       $35,200.29
Sep-98          $37,168.26       $37,456.63
Oct-98          $40,264.69       $40,501.86
Nov-98          $41,750.45       $42,956.27
Dec-98          $42,021.83       $45,430.55
Jan-99          $41,336.87       $47,329.55
Feb-99          $40,828.43       $45,857.60
Mar-99          $41,918.55       $47,691.90
Apr-99          $45,716.37       $49,537.58
May-99          $45,039.77       $48,368.49
Jun-99          $46,026.14       $51,052.94
Jul-99          $43,665.00       $49,460.09
Aug-99          $42,516.61       $49,212.79
Sep-99          $41,508.96       $47,864.36
Oct-99          $43,883.28       $50,894.18
Nov-99          $43,492.72       $51,927.33
Dec-99          $43,092.58       $54,985.85
Jan-00          $41,717.93       $52,225.56
Feb-00          $37,892.40       $51,238.49
Mar-00          $41,423.97       $56,249.62
Apr-00          $41,738.79       $54,556.51
May-00          $41,960.00       $53,438.10
Jun-00          $40,596.30       $54,758.02
Jul-00          $39,926.47       $53,903.79
Aug-00          $42,130.41       $57,251.22
Sep-00          $42,248.37       $54,228.35
Oct-00          $45,032.54       $54,000.60
Nov-00          $44,348.04       $49,745.35
Dec-00          $47,368.15       $49,989.10

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                        ----------
             COMMON STOCK -- 95.7%
             AEROSPACE/DEFENSE -- 2.2%
    28,900   Boeing Co. .....................   $1,907,400
                                                ----------
             AIRLINES--1.6%
    35,100   AMR Corp.* .....................    1,375,481
                                                ----------

             BANKING -- 9.8%
    65,007   FleetBoston Financial Corp. ....    2,441,826
    52,750   J.P. Morgan Chase Co.** ........    2,396,828
    69,830   Wells Fargo & Co. ..............    3,888,658
                                                ----------
                                                 8,727,312
                                                ----------
             CHEMICALS -- 2.8%
    50,500   du Pont (E.I.) de Nemours &
               Co. ..........................    2,439,781
                                                ----------
             COMPUTERS -- 1.3%
    25,200   Compaq Computer Corp. ..........      379,260
    45,000   Dell Computer Corp.* ...........      784,687
                                                ----------
                                                 1,163,947
                                                ----------
             COMPUTER SERVICES -- 3.0%
   102,000   Compuware Corp.* ...............      637,500
    46,335   Sabre Holdings Corp. ...........    1,998,197
                                                ----------
                                                 2,635,697
                                                ----------
             COMPUTER SOFTWARE -- 2.6%
    72,700   Computer Associates
               International, Inc. ..........    1,417,650
    19,900   Microsoft Corp.* ...............      863,162
                                                ----------
                                                 2,280,812
                                                ----------

             CONGLOMERATES -- 4.7%
    27,500   Minnesota Mining &
               Manufacturing Co. ............    3,313,750
    19,000   Textron, Inc. ..................      883,500
                                                ----------
                                                 4,197,250
                                                ----------

             CONSUMER PRODUCTS -- 1.0%
    63,000   Mattel, Inc. ...................      909,720
                                                ----------
             DRUGS & MEDICAL PRODUCTS -- 7.1%
    39,600   American Home Products Corp. ...    2,516,580
    31,400   Bristol-Myers Squibb Co. .......    2,321,637
    15,600   Merck & Co., Inc. ..............    1,460,550
                                                ----------
                                                 6,298,767
                                                ----------

  SHARES                                          VALUE
  ------                                        ----------

             ENERGY -- 1.6%
     6,300   Exelon Corp. ...................   $  442,323
    25,900   Unocal Corp. ...................    1,002,006
                                                ----------
                                                 1,444,329
                                                ----------

             FINANCIAL SERVICES -- 18.1%
    46,780   Citigroup, Inc. ................    2,388,704
    43,912   Countrywide Credit
               Industries, Inc. .............    2,206,578
    91,620   Freddie Mac ....................    6,310,328
    75,400   John Hancock Financial Services
               Inc. .........................    2,836,925
    42,400   Household
               International, Inc. ..........    2,332,000
                                                ----------
                                                16,074,535
                                                ----------
             FOOD SERVICES -- 4.0%
   104,200   McDonald's Corp. ...............    3,542,800
                                                ----------

             FOREST PRODUCTS -- 0.5%
     9,000   Weyerhauser Co. ................      456,750
                                                ----------

             HEALTHCARE -- 0.9%
    18,900   Tenet HealthCare Corp.* ........      839,869
                                                ----------

             INSURANCE -- 4.5%
    26,044   AFLAC, Inc. ....................    1,880,051
    13,000   American General Corp. .........    1,059,500
    11,500   XL Capital Ltd. ................    1,004,813
                                                ----------
                                                 3,944,364
                                                ----------

             MACHINERY/
               ENGINEERING -- 1.9%
    35,500   Caterpillar, Inc. ..............    1,679,594
                                                ----------

             MANUFACTURING -- 2.5%
    65,000   Alcoa, Inc. ....................    2,177,500
                                                ----------

             MULTIMEDIA -- 0.8%
    15,000   Clear Channel
               Communications, Inc.*.........      726,563
                                                ----------

             OIL & GAS -- 4.1%
    20,000   Chevron Corp. ..................    1,688,750
    31,000   Texaco, Inc. ...................    1,925,875
                                                ----------
                                                 3,614,625
                                                ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)


  SHARES                                        VALUE
  ------                                      ----------
             COMMON STOCK -- (CONCLUDED)
             RETAIL -- 11.1%
    83,300   CVS Corp. .....................  $4,992,794
    49,800   Gap, Inc. .....................   1,269,900
   131,800   Kroger Co.* ...................   3,566,838
                                              ----------
                                               9,829,532
                                              ----------

             TELECOMMUNICATIONS -- 4.9%
    62,600   Verizon Communications Inc.....   3,137,825
    86,000   WorldCom, Inc.* ...............   1,209,375
                                              ----------
                                               4,347,200
                                              ----------

             TRANSPORTATION -- 3.0%
    34,500   Burlington Northern
               Santa Fe Corp................     976,781
    60,000   Canadian Pacific Ltd. .........   1,713,750
                                              ----------
                                               2,690,531
                                              ----------

             WASTE DISPOSAL -- 1.7%
    55,000   Waste Management, Inc..........   1,526,250
                                              ----------
             Total Common Stock
               (cost-$74,106,100)...........  84,830,609
                                              ----------

 PRINCIPAL
  AMOUNT
   (000)                                                 VALUE
 ---------                                            -----------
             SHORT-TERM INVESTMENTS -- 4.8%
  $4,230     U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.8%
             Federal Home Loan Bank,
               5.75%, 1/2/01
               (cost-$4,229,324)................      $ 4,229,324
                                                      -----------

               Total Investments
                (cost-$78,335,424)....    100.5%       89,059,933
               Liabilities in excess
                of other assets.......     (0.5)         (446,535)
                                         ------       -----------
             Net Assets...............    100.0%      $88,613,398
                                         ======       ===========

           -----------------------------

           *  Non-income producing security

           ** Effective January 2, 2001, the name of this company changed from Chase Manhattan Corp. to J.P. Morgan Chase Co.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$78,335,424)....................  $89,059,933
Cash........................................................        1,453
Dividends and interest receivable...........................       54,368
Receivable for shares of beneficial interest sold...........       20,626
Prepaid expenses............................................          382
                                                              -----------
  Total Assets..............................................   89,136,762
                                                              -----------

LIABILITIES:
Payable for shares of beneficial interest redeemed..........      250,921
Payable for investments purchased...........................      177,813
Investment advisory fee payable.............................       59,459
Accrued expenses............................................       35,171
                                                              -----------
  Total Liabilities.........................................      523,364
                                                              -----------
      Net Assets............................................  $88,613,398
                                                              ===========

COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    24,551
Paid-in-capital in excess of par............................   76,813,259
Undistributed net investment income.........................      584,361
Accumulated net realized gain on investments................      466,718
Net unrealized appreciation on investments..................   10,724,509
                                                              -----------
      Net Assets............................................  $88,613,398
                                                              ===========
Shares outstanding..........................................    2,455,110
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $36.09
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $7,128)......  $1,048,687
Interest....................................................     256,905
                                                              ----------
    Total investment income.................................   1,305,592
                                                              ----------
EXPENSES:
Investment advisory fees....................................     602,987
Custodian fees..............................................      29,148
Reports to shareholders.....................................      24,540
Trustees' fees and expenses.................................      19,742
Audit and tax service fees..................................      15,285
Transfer agent fees.........................................       8,776
Legal fees..................................................       8,287
Insurance expense...........................................       2,080
Miscellaneous...............................................       6,406
                                                              ----------
    Total expenses..........................................     717,251
    Less: expense offset....................................        (407)
                                                              ----------
    Net expenses............................................     716,844
                                                              ----------
      Net investment income.................................     588,748
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     511,628
Net change in unrealized appreciation/depreciation of
  investments...............................................   7,957,594
                                                              ----------
    Net realized and unrealized gain on investments.........   8,469,222
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $9,057,970
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   2000             1999
                                                              --------------   --------------
INVESTMENT OPERATIONS:
Net investment income.......................................   $   588,748      $   533,161
Net realized gain on investments............................       511,628        6,898,512
Net change in unrealized appreciation/depreciation of
  investments...............................................     7,957,594       (6,428,576)
                                                               -----------      -----------
  Net increase in net assets resulting from investment
    operations..............................................     9,057,970        1,003,097
                                                               -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (537,546)        (496,364)
Net realized gains..........................................    (6,943,422)      (2,260,410)
                                                               -----------      -----------
  Total dividends and distributions to shareholders.........    (7,480,968)      (2,756,774)
                                                               -----------      -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    45,006,365       34,572,394
Reinvestment of dividends and distributions.................     7,480,968        2,756,774
Cost of shares redeemed.....................................   (35,963,150)     (13,773,989)
                                                               -----------      -----------
  Net increase in net assets from share transactions........    16,524,183       23,555,179
                                                               -----------      -----------

    Total increase in net assets............................    18,101,185       21,801,502

NET ASSETS:
Beginning of year...........................................    70,512,213       48,710,711
                                                               -----------      -----------
End of year (including undistributed net investment income
  of $584,361 and $533,159, respectively)...................   $88,613,398      $70,512,213
                                                               ===========      ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................     1,392,088          902,799
Issued in reinvestment of dividends and distributions.......       262,214           77,459
Redeemed....................................................    (1,076,609)        (361,604)
                                                               -----------      -----------
  Net increase..............................................       577,693          618,654
                                                               ===========      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------
                                                    2000        1999        1998        1997        1996
                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year..............   $37.56      $38.70      $36.52      $30.07      $25.05
                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................     0.25        0.25        0.39        0.39        0.21
Net realized and unrealized gain on
  investments...................................     2.39        0.62        3.84        7.34        5.52
                                                  -------     -------     -------     -------     -------
  Total income from investment operations.......     2.64        0.87        4.23        7.73        5.73
                                                  -------     -------     -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income...........................    (0.30)      (0.36)      (0.39)      (0.28)      (0.24)
Net realized gains..............................    (3.81)      (1.65)      (1.66)      (1.00)      (0.47)
                                                  -------     -------     -------     -------     -------
  Total dividends and distributions to
    shareholders................................    (4.11)      (2.01)      (2.05)      (1.28)      (0.71)
                                                  -------     -------     -------     -------     -------
Net asset value, end of year....................   $36.09      $37.56      $38.70      $36.52      $30.07
                                                  =======     =======     =======     =======     =======

TOTAL RETURN (1)................................      9.9%        2.5%       11.9%       26.6%       23.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).................  $88,613     $70,512     $48,711     $28,820     $19,843
Ratio of expenses to average
  net assets (2)................................     0.95%       0.91%       0.94%       0.99%       0.93%(3)
Ratio of net investment income to
  average net assets............................     0.78%       0.86%       1.36%       1.25%       1.29%(3)
Portfolio Turnover..............................       58%         84%         29%         32%         36%

------------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended
    December 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-- (CONCLUDED)

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000, the Portfolio's payable in connection with the Plan was $10,005, of which $6,288 was accrued during the year ended December 31, 2000.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $78,436,805. Accordingly, net unrealized appreciation of investments of $10,623,128 was composed of gross appreciation of $18,454,740 for those investments having an excess of value over cost and gross depreciation of $7,831,612 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $51,536,064 and $41,668,146, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $2.406 per share during the fiscal year ended December 31, 2000, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcom Bishopp                                        Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The Mid Cap Portfolio (the "Portfolio") delivered strong returns in 2000, exceeding its benchmark by a wide margin. The Portfolio's total return of 25.88% compared with a return of 5.03% for the benchmark Wilshire MidCap 750 Index (the "Wilshire 750") with dividends included. The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization. The Portfolio invests in companies with stock market capitalizations (the total market value of a company's common shares outstanding) between $500 million and $5 billion at the time of purchase.

These results reflect our success in capturing the mid cap market's favorable returns while adding value through solid stock selection. Our goal in managing the Portfolio is to generate excellent long-term results with below-market risk.

During the second half of 2000, the Portfolio's return of 9.17% compared with 3.83% for the Wilshire 750. The Portfolio's return during the second half of the year was dampened somewhat by technology investments. While by early autumn we had begun to reduce our overweighting in technology stocks, the trimming was not enough to offset the considerable sector-wide declines that occurred in the fourth quarter. We invest not so much in tech companies themselves, but more often in their suppliers. The stocks of the latter tend to be cheaper and their business performance not product-specific and is driven by the general growing demand for technology. This strategy has served the Portfolio well over time. However, our tech holdings struggled during the fourth quarter primarily because the market did not discriminate between types of tech companies as share prices fell throughout the sector.

From its inception on February 9, 1998 through December 31, 2000, the Portfolio has provided an average annual total return of 15.26%, exceeding the 12.27% return of the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

While 2000 was a difficult year for the overall stock market, mid-cap stocks performed well relative to other asset classes. Moreover, within the mid cap market, value stocks of the type owned by the Portfolio, (well-managed companies that trade at prices below their estimated intrinsic value) outperformed growth stocks.

Insurers XL Capital, Everest Re Group and John Hancock Financial Services were among the leading contributors to our performance in the fourth quarter, along with mortgage originator and servicer Countrywide Credit Industries. All benefited from expectations of lower interest rates. Outside the financial sector, old-economy holdings Parker-Hannifin and Crane Co. rebounded strongly, thanks to improved demand prospects in aerospace, which is a major component of each company's business. In addition, computer reservations systems provider Sabre Group Holdings advanced sharply after price increases by competitors enabled the company to increase its own prices.

The leading detractors from performance comprised fine technology-related companies that were caught in the fourth-quarter tech downdraft. Such positions included electronics enclosure outsourcing manufacturer APW, electronic connector company Molex and electronics contract manufacturer Solectron. In addition, Viasystems Group and General Semiconductor also decreased.

Radio holding Clear Channel Communications struggled during the fourth quarter amid fears of decelerating growth relative to previous-quarter sales figures, which had been inflated by dot.com ad spending. While the short-term is unclear for its stock price, over the long-term, Clear Channel Communications features an excellent business model, with a healthy outlook for both cash flow and same-station revenue.

During the fourth quarter, we established a position in Piedmont Natural Gas, an attractive company that provides utility exposure. We eliminated Avnet based on concerns over the integration of the electronic components distributor's major new European acquisitions into a difficult tech market. We swapped Solectron into another contract manufacturer, Jabil Circuit, which is doing a better job of managing inventory as tech-industry demand slows and which also features better growth prospects. The purchase of Jabil Circuit reflects our emphasis on looking within an industry for opportunities to improve holdings as competitive advantages shift in a particular company's favor.

Another disposition was Tektronix, an analytical instrumentation company, which was sold in advance of concerns regarding weakness among the company's telecom customers. In addition, we sold independent power company IDACORP and Hershey Foods on price strength; we would consider repurchasing either stock should valuations come down.

Corporate actions affected a number of holdings. Sybron split into labware supplier Apogent Technologies and Sybron Dental Specialties, both of which feature businesses that are highly resistant to recessions. In addition, following the completion of its acquisiton of Young & Rubicam, we have retained our shares of global marketing communications company WPP Group.

At December 31, 2000, the Portfolio's investments were invested 92.4% in common stock and 7.6% in short-term investments. The Portfolio's five largest holdings were Clear Channel Communications, a broadcasting and outdoor advertising company, representing 4.1% of the Portfolio's net assets; Roper Industries, which manufactures specialty industrial controls and fluid handling and analytical instrumentation products, 4.1% of net assets; Lamar Advertising, a billboard company, 3.9% of net assets; Parker-Hannifin, which produces motion and control systems, 3.8% of net assets; and Crane Co., a diversified manufacturer of engineered industrial products, 3.7% of net assets.

The top five industry positions were: manufacturing, representing 13.2% of the Portfolio's net assets; electronics, 10.5% of net assets; advertising, 9.0% of net assets; media/broadcasting, 7.9% of net assets; and insurance, 7.9% of net assets.

We believe the best investments to own are great companies with high and sustainable returns from their franchises. We find many such companies in the mid cap arena, where businesses are often owner-operated, have dominant competitive positions in niche markets, have excellent growth opportunities, and are operated with a focus on generating cash flow and creating shareholder value. By investing in quality mid cap companies that feature strong growth prospects at inexpensive valuations, we seek to deliver superior investment results while controlling risk.

                   OCC ACCUMULATION TRUST--MID CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE PORTFOLIO AND THE WILSHIRE MID CAP 750 UNIVERSE INDEX+
                        PERIODS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       25.9%
Since February 9, 1998*      15.3%

         MID CAP   WILSHIRE MIDCAP 750
        PORTFOLIO    UNIVERSE INDEX+
          $10,000              $10,000
Feb-98    $10,190              $10,407
Mar-98    $10,720              $10,884
Apr-98    $11,000              $10,969
May-98    $10,630              $10,479
Jun-98    $10,521              $10,562
Jul-98    $10,061               $9,889
Aug-98     $8,581               $8,036
Sep-98     $8,641               $8,552
Oct-98     $9,201               $9,110
Nov-98     $9,591               $9,521
Dec-98     $9,838              $10,164
Jan-99     $9,597              $10,053
Feb-99     $9,166               $9,474
Mar-99     $9,397               $9,665
Apr-99     $9,929              $10,549
May-99    $10,090              $10,736
Jun-99    $10,301              $11,254
Jul-99    $10,170              $11,053
Aug-99     $9,698              $10,708
Sep-99     $9,668              $10,511
Oct-99    $10,331              $10,942
Nov-99    $11,095              $11,495
Dec-99    $11,967              $12,870
Jan-00    $11,401              $12,453
Feb-00    $11,647              $14,111
Mar-00    $13,001              $14,507
Apr-00    $13,694              $13,680
May-00    $13,533              $13,016
Jun-00    $13,800              $13,855
Jul-00    $14,184              $13,514
Aug-00    $15,100              $14,733
Sep-00    $14,535              $14,101
Oct-00    $15,101              $13,653
Nov-00    $13,992              $12,397
Dec-00    $15,065              $13,514

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Wilshire MidCap 750 Universe Index is an unmanaged index that is not available for direct investment.
It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                             VALUE
       ------                                          -----------
                        COMMON STOCK--92.5%
                        ADVERTISING--9.0%
        17,050          Lamar Advertising Co.*.......  $   658,023
         3,800          Omnicom Group Inc............      314,925
         8,615          WPP Group plc ADR............      541,130
                                                       -----------
                                                         1,514,078
                                                       -----------

                        AIRLINES--1.2%
         3,800          Continental
                          Airlines, Inc.*............      196,175
                                                       -----------
                        CHEMICALS--1.9%
         7,000          Cambrex Corp.................      316,750
                                                       -----------

                        COMPUTERS--0.6%
        11,700          Viasystems Group, Inc.*......       97,256
                                                       -----------

                        COMPUTER SERVICES--1.3%
         5,050          Sabre Group
                          Holdings, Inc.*............      217,781
                                                       -----------

                        CONSUMER PRODUCTS--6.2%
         5,600          Avery Dennison Corp..........      307,300
         6,300          Avon Products, Inc...........      301,613
        30,000          Mattel, Inc..................      433,200
                                                       -----------
                                                         1,042,113
                                                       -----------
                        DRUGS & MEDICAL PRODUCTS--7.2%
        26,900          Apogent
                          Technologies, Inc.*........      551,450
         4,700          Teva Pharmaceutical
                          Industries
                          Ltd. ADR...................      344,275
        18,233          Sybron Dental
                          Specialties, Inc.*.........      307,687
                                                       -----------
                                                         1,203,412
                                                       -----------

                        ELECTRONICS--10.5%
        19,600          Arrow Electronics, Inc.*.....      561,050
         4,200          AVX Corp.....................       68,775
        20,600          General
                          Semiconductor, Inc.*.......      128,750
        11,000          Jabil Circuit, Inc.*.........      279,125
         3,550          Molex, Inc...................       90,303
        14,400          Parker-Hannifin Corp.........      635,400
                                                       -----------
                                                         1,763,403
                                                       -----------

       SHARES                                             VALUE
       ------                                          -----------

                        ENERGY--5.0%
         7,400          Anadarko Petroleum Corp......  $   525,992
         9,400          APW Ltd.*....................      317,250
                                                       -----------
                                                           843,242
                                                       -----------

                        FINANCIAL SERVICES--7.0%
        11,600          Countrywide Credit
                          Industries, Inc............      582,900
        15,600          John Hancock Financial
                          Services, Inc..............      586,950
                                                       -----------
                                                         1,169,850
                                                       -----------

                        FOOD SERVICES--0.5%
         3,100          Outback Steakhouse, Inc.*....       80,213
                                                       -----------

                        INSURANCE--7.9%
         7,800          ACE Ltd......................      331,013
         7,200          Everest Re Group, Ltd........      515,700
         5,400          XL Capital Ltd...............      471,825
                                                       -----------
                                                         1,318,538
                                                       -----------

                        MACHINERY/ENGINEERING--3.0%
         7,850          Dover Corp...................      318,416
         4,600          Zebra Technologies Corp.*....      187,665
                                                       -----------
                                                           506,081
                                                       -----------

                        MANUFACTURING--13.2%
        71,200          Actuant Corp.................      213,600
         7,500          Carlisle Cos., Inc...........      322,031
        21,725          Crane Co.....................      617,804
        20,800          Roper Industries, Inc........      687,700
        13,900          Sherwin-Williams Co..........      365,744
                                                       -----------
                                                         2,206,879
                                                       -----------

                        MEDIA/BROADCASTING--7.9%
        14,342          Clear Channel
                          Communications, Inc.*......      694,691
        14,600          Emmis Communications Corp.*..      418,838
        10,500          Hearst-Argyle
                          Television, Inc.*..........      214,594
                                                       -----------
                                                         1,328,123
                                                       -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)


       SHARES                                              VALUE
       ------                                           -----------
                        COMMON STOCK--(CONCLUDED)
                        OIL & GAS--2.8%
        5,000           Piedmont Natural Gas Co.,
                        Inc...........................  $   190,938
       10,800           Vectren Corp..................      276,750
                                                        -----------
                                                            467,688
                                                        -----------

                        REAL ESTATE--3.1%
       23,000           ProLogis Trust................      511,750
                                                        -----------
                        TRANSPORTATION--4.2%
       11,950           Canadian Pacific Ltd..........      341,322
       10,600           CNF Inc.......................      358,412
                                                        -----------
                                                            699,734
                                                        -----------
                          Total Common Stock
                           (cost-$13,620,948).........   15,483,066
                                                        -----------

      PRINCIPAL
       AMOUNT
        (000)                                                  VALUE
---------------------                                       -----------
                        SHORT-TERM INVESTMENTS--7.6%
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES--7.6%
       $1,275           Federal Home Loan Bank,
                        5.75%, 1/2/01
                        (cost-$1,274,796)................   $ 1,274,796
                                                            -----------

                          Total Investments
                          (cost-$14,895,744)...   100.1%     16,757,862

                          Liabilities in excess
                           of other assets.....    (0.1)        (16,944)
                                                  -----     -----------

                        Net Assets.............   100.0%    $16,740,918
                                                  =====     ===========

           -----------------------------

           * Non-income producing security

           ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$14,895,744)....................  $16,757,862
Cash........................................................        1,681
Dividends receivable........................................        4,530
Prepaid expenses............................................          152
                                                              -----------
  Total Assets..............................................   16,764,225
                                                              -----------
LIABILITIES:
Payable for shares of beneficial interest redeemed..........          527
Investment advisory fee payable.............................        6,526
Accrued expenses............................................       16,254
                                                              -----------
  Total Liabilities.........................................       23,307
                                                              -----------
    Net Assets..............................................  $16,740,918
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    12,858
Paid-in-capital in excess of par............................   14,964,713
Undistributed net investment income.........................       19,750
Accumulated net realized loss on investments................     (118,521)
Net unrealized appreciation on investments..................    1,862,118
                                                              -----------
    Net Assets..............................................  $16,740,918
                                                              ===========
Shares outstanding..........................................    1,285,814
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $13.02
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $874)........  $  137,783
Interest....................................................      47,852
                                                              ----------
    Total investment income.................................     185,635
                                                              ----------
EXPENSES:
Investment advisory fees....................................      90,275
Custodian fees..............................................      27,815
Audit and tax service fees..................................      15,846
Reports to shareholders.....................................       8,337
Transfer agent fees.........................................       3,915
Trustees' fees and expenses.................................       3,885
Legal fees..................................................         943
Insurance expense...........................................         783
Miscellaneous...............................................       1,298
                                                              ----------
    Total expenses..........................................     153,097
    Less: investment advisory fees waived...................     (39,979)
         expense offset.....................................        (275)
                                                              ----------
    Net expenses............................................     112,843
                                                              ----------
      Net investment income.................................      72,792
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   1,249,126
Net change in unrealized appreciation/depreciation of
  investments...............................................   1,268,603
                                                              ----------
      Net realized and unrealized gain on investments.......   2,517,729
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $2,590,521
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                                 2000          1999
                                                              -----------   ----------
INVESTMENT OPERATIONS:
Net investment income.......................................  $    72,792   $   21,476
Net realized gain on investments............................    1,249,126      268,712
Net change in unrealized appreciation/depreciation of
  investments...............................................    1,268,603      582,994
                                                              -----------   ----------
    Net increase in net assets resulting from investment
      operations............................................    2,590,521      873,182
                                                              -----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (51,114)     (21,476)
Net realized gains..........................................   (1,525,490)    (104,145)
                                                              -----------   ----------
    Total dividends and distributions to shareholders.......   (1,576,604)    (125,621)
                                                              -----------   ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................   11,536,088    4,615,546
Reinvestment of dividends and distributions.................    1,576,604      125,621
Cost of shares redeemed.....................................   (2,767,624)  (1,991,819)
                                                              -----------   ----------
    Net increase in net assets from share transactions......   10,345,068    2,749,348
                                                              -----------   ----------
      Total increase in net assets..........................   11,358,985    3,496,909
NET ASSETS:
Beginning of year...........................................    5,381,933    1,885,024
                                                              -----------   ----------
End of year (including undistributed net investment income
  of $19,750 at December 31, 2000)..........................  $16,740,918   $5,381,933
                                                              ===========   ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................      914,337      462,769
Issued in reinvestment of dividends and distributions.......      125,226       10,801
Redeemed....................................................     (216,420)    (203,400)
                                                              -----------   ----------
    Net increase............................................      823,143      270,170
                                                              ===========   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          YEAR ENDED               FOR THE PERIOD
                                                         DECEMBER 31,           FEBRUARY 9, 1998 (1)
                                                    ----------------------               TO
                                                      2000          1999          DECEMBER 31, 1998
                                                    --------      --------      ---------------------
Net asset value, beginning of period..........       $11.63        $ 9.79              $10.00
                                                    -------        ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................         0.06          0.05                0.05
Net realized and unrealized gain (loss) on
  investments.................................         2.83          2.07               (0.21)
                                                    -------        ------              ------
  Total income (loss) from investment
    operations................................         2.89          2.12               (0.16)
                                                    -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................        (0.04)        (0.05)              (0.05)
Net realized gains............................        (1.46)        (0.23)                 --
                                                    -------        ------              ------
  Total dividends and distributions to
    shareholders..............................        (1.50)        (0.28)              (0.05)
                                                    -------        ------              ------
Net asset value, end of period................       $13.02        $11.63              $ 9.79
                                                    =======        ======              ======

TOTAL RETURN (2)..............................         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............      $16,741        $5,382              $1,885
Ratio of expenses to average net assets
  (3)(4)......................................         1.00%         1.03%               1.05%(5)
Ratio of net investment income to average
  net assets (4)..............................         0.65%         0.62%               0.78%(5)
Portfolio Turnover............................          100%          108%                 38%

------------------------

(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

(5) Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000 the Portfolio's payable in connection with the Plan was $459, of which $378 was accrued during the year ended December 31, 2000.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

(2) INVESTMENT ADVISER--(CONCLUDED)

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $15,041,927. Accordingly, net unrealized appreciation of investments of $1,715,935 was composed of gross appreciation of $2,641,528 for those investments having an excess of value over cost and gross depreciation of $925,593 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $19,222,466 and $10,653,051, respectively.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.005 per share during the fiscal year ended December 31, 2000, all of which is taxable as 20%-rate capital gain dividends.

A total of 7% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Mid Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        U.S. GOVERNMENT INCOME PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The fixed income market enjoyed a robust year in 2000 as bond prices rose in response to a slowing economy and sputtering stock market. Continued low inflation and late-year expectations of declining interest rates also helped push bond prices higher.

The U.S. Government Income Portfolio (the "Portfolio") capitalized on this favorable environment, generating a total return of 10.39% during 2000. This compared with a return of 10.47% for the Portfolio's benchmark, the Lehman Brothers Intermediate Government Bond Index (the "Lehman Index"). The Portfolio's return of 7.00% during the second half of the year compared with 6.75% for the Lehman Index.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. It primarily holds intermediate-term securities and places a priority on maintaining a relatively stable net asset value per share. The Portfolio is intended for investors seeking high current income from investments in Government securities.

For the three years ended December 31, 2000, the Portfolio provided an average annual total return of 5.52%, compared to 6.39% for the Lehman Index. For the five years ended December 31, 2000, the Portfolio's average annual total return of 5.32% compared with 6.18% for the Lehman Index. From inception on January 3, 1995 through December 31, 2000, the Portfolio provided an average annual total return of 6.60% versus 7.53% for the Lehman Index. Returns of the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the variable accounts.

U.S. Treasury securities were the star performers of the bond market in 2000, benefiting from a flight to quality from the turbulent stock market as well as from the impact of ongoing government buybacks of Treasury bonds as the federal debt continued to decline. The Portfolio increased its Treasury holdings to 43.3% of the Portfolio's investments at December 31, 2000 from 37.9% at June 30, 2000 and 27.3% at the end of 1999. Meanwhile, Government agency bonds rebounded in the fourth quarter of 2000 from the political turmoil that dragged them down earlier in the year.

In addition to our holdings of Treasury securities, at December 31, 2000, the Portfolio's investments were allocated 54.8% to U.S. Government agency and mortgage-related securities and 1.9% to short-term investments. The average maturity of the Portfolio was approximately 9.2 years at December 31, 2000.

We believe the outlook for 2001 is favorable for both the bond market and the Portfolio. On January 3 and January 31, 2001, the Federal Reserve lowered short-term interest rates by one-half of a percentage point, underscoring the Central Bank's concern regarding future economic growth. This, in turn, opens the door to possible further rate reductions in 2001, which would likely give a further boost to the prices of short-and intermediate-term securities. We believe the Portfolio is well positioned for strong performance relative to its benchmark.

            OCC ACCUMULATION TRUST--U.S. GOVERNMENT INCOME PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX+
                        PERIODS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       10.4%
5 Year                        5.3%
Since January 3, 1995*        6.6%

        U.S. GOVERNMENT   LEHMAN BROS. INTERMEDIATE
        INCOME PORTFOLIO      GOV'T BOND INDEX+
               10,000.00                  10,000.00
Jan-95         10,143.00                  10,163.00
Feb-95         10,333.69                  10,359.16
Mar-95         10,366.76                  10,630.56
Apr-95         10,480.79                  10,762.37
May-95         10,767.96                  10,461.03
Jun-95         10,830.42                  10,917.13
Jul-95         10,829.34                  10,908.40
Aug-95         10,911.64                  10,998.93
Sep-95         10,973.83                  11,072.63
Oct-95         11,078.09                  11,194.43
Nov-95         11,212.13                  11,331.00
Dec-95         11,314.16                  11,443.18
Jan-96         11,400.15                  11,529.30
Feb-96         11,267.91                  11,416.98
Mar-95         11,221.71                  11,364.46
Apr-96         11,194.78                  11,331.51
May-96         11,188.06                  11,325.84
Jun-96         11,290.99                  11,441.36
Jul-96         11,306.80                  11,476.83
Aug-96         11,312.45                  11,489.46
Sep-96         11,438.02                  11,637.67
Oct-96         11,599.29                  11,828.53
Nov-96         11,728.05                  11,971.65
Dec-96         11,656.51                  11,907.01
Jan-97         11,685.65                  11,952.25
Feb-97         11,687.98                  11,971.38
Mar-97         11,626.04                  11,903.14
Apr-97         11,736.49                  12,037.65
May-97         11,813.95                  12,131.54
Jun-97         11,914.36                  12,235.87
Jul-97         12,143.12                  12,461.01
Aug-97         12,072.69                  12,413.66
Sep-97         12,210.32                  12,548.97
Oct-97         12,349.52                  12,695.79
Nov-97         12,370.51                  12,723.72
Dec-97         12,476.90                  12,826.78
Jan-98         12,652.82                  12,993.52
Feb-98         12,621.19                  12,979.24
Mar-98         12,651.48                  13,019.47
Apr-98         12,705.88                  13,081.97
May-98         12,821.51                  13,172.23
Jun-98         12,936.90                  13,260.49
Jul-98         12,955.01                  13,310.88
Aug-98         13,218.00                  13,562.45
Sep-98         13,541.84                  13,878.46
Oct-98         13,459.23                  13,902.05
Nov-98         13,460.58                  13,858.95
Dec-98         13,491.54                  13,913.01
Jan-99         13,556.30                  13,975.61
Feb-99         13,301.44                  13,784.15
Mar-99         13,351.98                  13,875.12
Apr-99         13,390.71                  13,912.59
May-99         13,263.49                  13,827.72
Jun-99         13,210.44                  13,847.08
Jul-99         13,172.13                  13,848.46
Aug-99         13,160.27                  13,867.85
Sep-99         13,278.72                  13,987.11
Oct-99         13,294.65                  14,015.09
Nov-99         13,322.57                  14,024.90
Dec-99         13,273.28                  13,981.42
Jan-00         13,236.11                  13,933.88
Feb-00         13,371.12                  14,049.54
Mar-00         13,480.76                  14,209.70
Apr-00         13,468.63                  14,204.02
May-00         13,499.61                  14,242.37
Jun-00         13,692.65                  14,468.82
Jul-00         13,777.55                  14,564.32
Aug-00         13,945.63                  14,727.44
Sep-00         14,018.15                  14,855.56
Oct-00         14,144.31                  14,958.07
Nov-00         14,383.35                  15,177.95
Dec-00         14,650.88                  15,445.08

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that is not available for direct investment. All interest is reinvested.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

      PRINCIPAL
       AMOUNT
        (000)                                                                           VALUE
---------------------                                                                 ---------
                        MORTGAGE-RELATED SECURITIES--39.0%
                        Fannie Mae,
       $  554           6.00%, 3/1/13-9/1/13........................................  $ 547,217
          980           6.50%, 4/29/09..............................................    973,561
          398           7.50%, 11/1/27..............................................    404,311
            1           9.00%, 8/1/02...............................................        732
           39           9.50%, 12/1/06-12/1/19......................................     40,897

                        Freddie Mac,
          175           6.22%, 3/24/03..............................................    176,997
          125           7.75%, 11/7/01..............................................    127,011
          150           8.115%, 1/31/05.............................................    162,843

                        Government National Mortgage Association,
          767           4.00%, 10/20/25.............................................    727,370
          515           7.00%, 4/15/28-6/15/28......................................    516,971
                                                                                      ---------
                            Total Mortgage-Related Securities (cost-$3,684,776).....  3,677,910
                                                                                      ---------

                        U.S. GOVERNMENT AGENCY SECURITIES--15.4%
          500           Federal Farm Credit Bank, 5.875%, 7/2/01....................    500,080
        1,000           Tennessee Valley Authority, 5.375%, 11/13/08................    958,750
                                                                                      ---------
                            Total U.S. Government Agency Securities
                            (cost-$1,495,899).......................................  1,458,830
                                                                                      ---------

                        U.S. TREASURY NOTES AND BONDS--43.0%
        2,375           5.875%, 11/30/01-11/15/04...................................  2,416,322
           95           6.25%, 4/30/01..............................................     95,104
        1,450           6.50%, 5/31/02-2/15/10......................................  1,550,810
                                                                                      ---------
                            Total U.S. Treasury Notes and Bonds (cost-$3,980,371)...  4,062,236
                                                                                      ---------

                        SHORT-TERM INVESTMENTS--1.9%
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES--1.9%
          175           Federal Home Loan Bank, 5.75%, 1/2/01
                          (cost-$174,972)...........................................    174,972
                                                                                      ---------


               Total Investments (cost-$9,336,018)...................     99.3%       9,373,948
               Other assets less liabilities.........................      0.7           62,038
                                                                        ------       ----------
               Net Assets............................................    100.0%      $9,435,986
                                                                        ======       ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$9,336,018).....................  $9,373,948
Cash........................................................         819
Interest receivable.........................................      97,546
Prepaid expenses............................................         145
                                                              ----------
  Total Assets..............................................   9,472,458
                                                              ----------
LIABILITIES:
Payable for shares of beneficial interest redeemed..........      19,045
Investment advisory fee payable.............................       2,699
Accrued expenses............................................      14,728
                                                              ----------
  Total Liabilities.........................................      36,472
                                                              ----------
    Net Assets..............................................  $9,435,986
                                                              ==========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    8,987
Paid-in-capital in excess of par............................   9,411,133
Accumulated net realized loss on investments................     (22,064)
Net unrealized appreciation on investments..................      37,930
                                                              ----------
    Net Assets..............................................  $9,435,986
                                                              ==========
Shares outstanding..........................................     898,730
                                                              ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................      $10.50
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest....................................................  $563,709
                                                              --------
EXPENSES:
Investment advisory fees....................................    55,987
Audit and tax service fees..................................    13,991
Custodian fees..............................................    13,883
Reports to shareholders.....................................    10,415
Trustees' fees and expenses.................................     3,650
Transfer agent fees.........................................     3,209
Legal fees..................................................     1,171
Insurance expense...........................................       996
Miscellaneous...............................................       162
                                                              --------
    Total expenses..........................................   103,464
    Less: investment advisory fees waived...................    (9,419)
         expense offset.....................................      (763)
                                                              --------
    Net expenses............................................    93,282
                                                              --------
      Net investment income.................................   470,427
                                                              --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     9,958
Net change in unrealized appreciation/depreciation of
  investments...............................................   436,497
                                                              --------
    Net realized and unrealized gain on investments.........   446,455
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $916,882
                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2000            1999
                                                              -----------   --------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $   470,427    $   503,363
Net realized gain (loss) on investments.....................        9,958        (31,440)
Net change in unrealized appreciation/depreciation of
  investments...............................................      436,497       (628,105)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    investment operations...................................      916,882       (156,182)
                                                              -----------    -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................     (470,427)      (503,363)
                                                              -----------    -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      768,972      3,365,637
Reinvestment of dividends...................................      470,427        503,363
Cost of shares redeemed.....................................   (2,079,684)    (3,921,601)
                                                              -----------    -----------
  Net decrease in net assets from share transactions........     (840,285)       (52,601)
                                                              -----------    -----------
    Total decrease in net assets............................     (393,830)      (712,146)
NET ASSETS:
Beginning of year...........................................    9,829,816     10,541,962
                                                              -----------    -----------
End of year.................................................   $9,435,986     $9,829,816
                                                              ===========    ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................       76,510        326,391
Issued in reinvestment of dividends.........................       46,519         49,145
Redeemed....................................................     (206,872)      (382,260)
                                                              -----------    -----------
  Net decrease..............................................      (83,843)        (6,724)
                                                              ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                   2000          1999          1998          1997          1996
                                                                 --------      --------      --------      --------      --------
Net asset value, beginning of year.........................       $10.00        $10.66       $ 10.51        $10.38        $10.62
                                                                  ------        ------       -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................         0.51          0.49          0.53          0.57          0.55
Net realized and unrealized gain (loss) on investments.....         0.50         (0.66)         0.31          0.14         (0.24)
                                                                  ------        ------       -------        ------        ------
    Total income (loss) from investment operations.........         1.01         (0.17)         0.84          0.71          0.31
                                                                  ------        ------       -------        ------        ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................        (0.51)        (0.49)        (0.53)        (0.57)        (0.55)
Net realized gains.........................................           --            --         (0.16)        (0.01)           --
                                                                  ------        ------       -------        ------        ------
    Total dividends and distributions to shareholders......        (0.51)        (0.49)        (0.69)        (0.58)        (0.55)
                                                                  ------        ------       -------        ------        ------
Net asset value, end of year...............................       $10.50        $10.00       $ 10.66        $10.51        $10.38
                                                                  ======        ======       =======        ======        ======

TOTAL RETURN (1)...........................................         10.4%         (1.6)%         8.1%          7.0%          3.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)............................       $9,436        $9,830       $10,542        $6,983        $3,422
Ratio of expenses to average net assets (2)................         1.01%(3)      0.95%         1.00%(3)      0.93%(3)      0.96%(3)
Ratio of net investment income to average net assets.......         5.04%(3)      4.78%         4.96%(3)      5.51%(3)      5.27%(3)
Portfolio Turnover.........................................           35%           69%           80%           80%           31%

------------------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waiver and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.11% and 4.94% , respectively for the year ended December 31, 2000, 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, and 2.34% and 3.89%, respectively, for the year ended December 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio"), the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investments in debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000, the Portfolio's payable in connection with the Plan was $1,801, of which $941 was accrued during the year ended December 31, 2000.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.60%. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

(2) INVESTMENT ADVISER--(CONCLUDED)

of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $9,336,018. Accordingly, net unrealized appreciation of investments of $37,930 was composed of gross appreciation of $105,835 for those investments having an excess of value over cost and gross depreciation of $67,905 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $3,643,011 and $2,962,538, respectively.

At December 31, 2000, the Portfolio had a capital loss carryforward of $34,113 ($31,364 of which will expire in 2007 and $2,749 of which will expire in 2008), available as a reduction, to the extent provided in the regulations, of any future net capital gains realized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- U.S. Government Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The Small Cap Portfolio (the "Portfolio") had an outstanding year in 2000, providing strongly positive returns in a volatile stock market environment. The Portfolio's total return of 44.22% compared with a decline of 3.03% for its benchmark, the Russell 2000 Index (the "Russell 2000") with dividends included, and a return of 22.80% for the Russell 2000 Value Index.

During the second half of the year, the Portfolio delivered a total return of 27.31%, compared with a decline of 5.88% for the Russell 2000 and an increase of 16.03% for the Russell 2000 Value.

The Portfolio achieved these results by investing in undervalued companies with high cash flow, excellent competitive positions and positive business prospects. Our first priority in selecting stocks is to find quality management teams in the belief that well-managed companies outperform their competitors. We invest in all industry sectors and seek to add value by our stock picking within a sector, not by sector bets.

We have exceeded our benchmark for longer periods as well. For the three years ended December 31, 2000, the Portfolio provided an average annual total return of 8.82% versus 4.65% for the Russell 2000. For the five years ended
December 31, 2000, the Portfolio delivered an average annual total return of 13.35%, compared with 10.31% for the Russell 2000. For the ten years ended December 31, 2000, the Portfolio's average annual total return of 16.48%* compared to 15.53% for the Russell 2000, and from its inception on August 1, 1988 through December 31, 2000 the Portfolio generated an average annual total return of 13.85%* versus 11.67% for the benchmark. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

Small cap value stocks rebounded strongly in 2000 after underperforming both large cap stocks and small cap growth issues for an extended time. When small cap value issues hit bottom in late February and early March 2000, we increased our positions in companies in which we have a high level of confidence in management. We believed these well-managed companies would lead the market as small cap value stocks recovered, which indeed these companies did during the remainder of the year.

The Portfolio's strong results for the year reflected not only the decision to add selectively to our holdings in February and March, but also the benefits of solid stock selection across a range of industry sectors, including consumer discretionary, financial services, energy, healthcare, materials and processing, technology and utilities.

Among individual stocks, MAXIMUS (consulting services) and Houghton Mifflin (publishing) in the consumer discretionary sector both were major contributors to performance in the fourth quarter, as were oil and gas companies, St. Mary Land & Exploration and Cabot Oil & Gas in the energy sector. In healthcare, Omnicare (pharmaceutical services for nursing homes and assisted living centers) and Hooper Holmes (medical exams for customers of life and health insurers) both delivered strong returns.

* BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS -- THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST") -- AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE SMALL CAP PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $139,812,573 IN THE OLD TRUST AND $8,129,274 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE SMALL CAP PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE SMALL CAP PORTFOLIO OF THE OLD TRUST.

In comparison to the Russell 2000 Value Index, the Portfolio is modestly overweighted in the technology sector. We had significant activity within this area during the fourth quarter, including the sale in mid-October of General Semiconductor (semiconductors) and Analysts International (computer software services), both of which subsequently fell by nearly 50%, and strong gains from our positions in SPS Technologies (computer components) and American Management Systems (information technology).

Other top performers included Cambrex (generic drug contract manufacturer), Elcor (shingles and other roofing products) and SPS Technologies (fasteners, specialty metals, magnetic products, aerospace structures and precision tools).

The Portfolio is overweighted versus the Russell 2000 Value Index in producer durables. Our performance in this sector was hurt by share price declines for the technology-sensitive businesses of CTS (components for the communications market) and GenRad (testing equipment used in electronics manufacturing), which more than offset strong gains from industrial names Alliant Techsystems (aerospace and defense) and Lindsay Manufacturing (irrigation systems).

Transportation holdings detracted from the Portfolio's performance in the fourth quarter because two of the three holdings are airlines which were adversely affected by unhedged exposure to rising fuel costs. Part of our thesis in purchasing these stocks was that their prices were depressed due to rising fuel costs, creating a buying opportunity. While our timing proved to be off, we purchased the stocks too early, we believe these positions have significant long-term merit.

Financial stocks, which include Annuity & Life Re (reinsurance), John Nuveen (financial services) and Interpool (container leasing), contributed in line with the returns of the financial stocks in the Russell 2000 Value Index. During the quarter, falling interest rates prompted us to increase our exposure to financials with the purchase of Centura Banks (banking) and StanCorp Financial Group (insurance).

The Portfolio's three real estate investment trust holdings performed well, contributing in line with the total returns of the REIT sector in the benchmark Russell 2000 Value, even though we had only half the REIT weighting of the index. Utility holdings -- Atmos Energy (natural gas), Piedmont Natural Gas (natural gas) and Vectren (electricity and natural gas) -- generated above-market returns, also with an underweight position.

At December 31, 2000, investments were allocated 93.6% to common stock and 6.4% to short-term investments. The five largest equity positions were: Omnicare, which supplies pharmacy services to nursing homes and assisted living centers, representing 4.4% of the Portfolio's net assets; MAXIMUS, which provides program management and consulting services to state and local governments, 3.9% of net assets; Cambrex, a generic drug contract manufacturer, 3.7% of net assets; Elcor Chemical, which produces shingles and other roofing materials, 3.7% of net assets; and Hooper Holmes, which conducts medical exams for insurance applicants, 3.5% of net assets.

Major industry positions were: oil and gas, representing 11.9% of the Portfolio's net assets; financial services, 8.6%; computer services, 6.2%; manufacturing, 6.2%; and healthcare, 5.9%.

The Portfolio is "truly small, truly value." At the end of December, the weighted average capitalization of the companies held in the Portfolio was $960 million, below the average of $1,090 million for the Russell 2000 and $1,050 million for the Russell 2000 Value. Our companies trade less expensively than the overall market, with an average price to trailing 12-month earnings of 16.8 times versus 22.5 times for the Russell 2000 and 15.9 times for the Russell 2000 Value. In addition, we believe our companies have superior business characteristics, as reflected in their 15.8% five-year average return on equity, compared with 14.1% for the Russell 2000 stocks and 13.7% for the Russell 2000 Value stocks. This combination of inexpensive valuations and superior business fundamentals controls risk and provides opportunities for investment profit.

                  OCC ACCUMULATION TRUST--SMALL CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   THE PORTFOLIO AND THE RUSSELL 2000 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SMALL CAP PORTFOLIO  RUSSELL 2000 INDEX+
Dec-90            10,000.00            10,000.00
Jan-91            10,660.00            10,901.00
Feb-91            11,626.86            12,124.09
Mar-91            11,921.02            12,973.99
Apr-91            12,176.13            12,940.26
May-91            12,901.83            13,556.21
Jun-91            12,765.07            12,772.67
Jul-91            13,519.49            13,219.71
Aug-91            13,823.67            13,707.52
Sep-91            14,000.62            13,814.43
Oct-91            14,098.62            14,179.14
Nov-91            13,803.96            13,522.64
Dec-91            14,814.41            14,604.45
Jan-92            16,281.04            15,788.87
Feb-92            16,831.34            16,249.91
Mar-92            16,454.31            15,700.66
Apr-92            16,357.23            15,149.57
May-92            16,303.25            15,351.06
Jun-92            15,926.65            14,629.56
Jul-92            15,872.50            15,138.67
Aug-92            15,797.90            14,710.24
Sep-92            15,992.21            15,048.58
Oct-92            16,013.00            15,524.11
Nov-92            17,348.49            16,713.26
Dec-92            18,005.99            17,294.88
Jan-93            18,690.22            17,879.45
Feb-93            18,636.02            17,466.43
Mar-93            19,456.00            18,032.35
Apr-93            19,168.06            17,536.46
May-93            19,468.99            18,311.57
Jun-93            19,885.63            18,425.10
Jul-93            19,597.29            18,679.37
Aug-93            20,439.97            19,486.32
Sep-93            20,762.92            20,035.83
Oct-93            20,947.71            20,552.75
Nov-93            20,484.77            19,882.73
Dec-93            21,513.10            20,578.63
Jan-94            22,072.45            21,146.60
Feb-94            22,012.85            21,087.39
Mar-94            20,799.94            19,973.98
Apr-94            20,799.94            20,091.82
May-94            20,566.98            19,866.79
Jun-94            19,954.09            19,191.32
Jul-94            20,359.15            19,506.06
Aug-94            21,191.84            20,592.55
Sep-94            21,363.50            20,524.59
Oct-94            20,910.59            20,444.55
Nov-94            20,481.92            19,606.32
Dec-94            21,290.96            20,145.49
Jan-95            20,588.36            19,891.66
Feb-95            20,979.54            20,719.15
Mar-95            20,744.57            21,075.52
Apr-95            21,472.70            21,543.40
May-95            21,953.69            21,913.95
Jun-95            22,557.42            23,051.28
Jul-95            23,272.49            24,379.03
Aug-95            23,814.73            24,883.68
Sep-95            24,121.95            25,329.10
Oct-95            23,198.07            24,196.89
Nov-95            23,789.63            25,213.16
Dec-95            24,541.38            25,878.78
Jan-96            24,443.21            25,850.32
Feb-96            25,296.28            26,656.85
Mar-96            25,529.01            27,208.64
Apr-96            26,328.06            28,656.14
May-96            27,254.81            29,785.20
Jun-96            26,611.60            28,564.00
Jul-96            25,065.46            26,070.37
Aug-96            26,521.77            27,585.05
Sep-96            27,346.59            28,663.63
Oct-96            27,280.96            28,222.21
Nov-96            28,505.88            29,384.96
Dec-96            29,124.46            30,154.85
Jan-97            29,444.82            30,757.95
Feb-97            29,403.60            30,013.60
Mar-97            28,742.02            28,596.96
Apr-97            28,836.87            28,677.03
May-97            32,034.88            31,868.79
Jun-97            33,370.73            33,235.96
Jul-97            34,612.12            34,781.43
Aug-97            35,207.45            35,577.93
Sep-97            36,450.28            38,182.23
Oct-97            35,451.54            36,506.03
Nov-97            35,004.85            36,268.74
Dec-97            35,585.93            36,903.44
Jan-98            35,087.73            36,320.37
Feb-98            37,477.20            39,004.44
Mar-98            39,062.49            40,611.43
Apr-98            38,374.99            40,834.79
May-98            36,705.67            38,633.80
Jun-98            35,233.78            38,714.93
Jul-98            32,978.82            35,582.89
Aug-98            27,946.25            28,672.69
Sep-98            29,150.73            30,917.76
Oct-98            30,383.81            32,179.21
Nov-98            32,149.11            33,865.40
Dec-98            32,374.15            35,961.67
Jan-99            31,224.87            36,439.96
Feb-99            29,354.50            33,488.32
Mar-99            29,072.69            34,010.74
Apr-99            32,305.58            37,058.10
May-99            32,912.92            37,599.15
Jun-99            33,534.98            39,302.39
Jul-99            33,649.00            38,225.51
Aug-99            32,279.48            36,811.16
Sep-99            31,685.54            36,818.52
Oct-99            30,373.76            36,969.48
Nov-99            30,571.19            39,176.56
Dec-99            31,784.86            43,611.34
Jan-00            31,091.95            42,909.20
Feb-00            30,805.91            49,993.51
Mar-00            33,036.26            46,698.94
Apr-00            33,208.04            43,887.66
May-00            35,751.78            41,329.01
Jun-00            36,009.19            44,932.90
Jul-00            37,784.45            43,486.06
Aug-00            39,416.73            46,804.05
Sep-00            39,799.08            45,428.01
Oct-00            41,303.48            43,401.92
Nov-00            40,593.06            38,944.54
Dec-00            45,837.69            42,289.88

AVERAGE ANNUAL TOTAL RETURN
1 Year                       5 Year  10 Year  Since August 1, 1988*
44.2%                         13.4%     16.5                  13.9%

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Russell 2000 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


       SHARES                                                   VALUE
       ------                                                -----------
                        COMMON STOCK--94.9%
                        AEROSPACE--4.0%
        56,100          Alliant Techsystems Inc.*.........   $ 3,744,675
       118,400          Teleflex, Inc.....................     5,231,800
                                                             -----------
                                                               8,976,475
                                                             -----------

                        AIRLINES--3.3%
       144,100          Alaska Air Group, Inc.*...........     4,286,975
       203,600          Midwest Express
                          Holdings, Inc.*.................     2,990,376
                                                             -----------
                                                               7,277,351
                                                             -----------

                        BANKING--4.6%
        69,100          Centura Banks, Inc................     3,334,075
        56,100          UCBH Holdings, Inc................     2,615,662
        71,700          Wilmington Trust Corp.............     4,449,881
                                                             -----------
                                                              10,399,618
                                                             -----------
                        CHEMICALS--3.7%
       184,200          Cambrex Corp......................     8,335,050
                                                             -----------

                        COMMERCIAL SERVICES--5.7%
       137,700          Chemed Corp.......................     4,630,162
       489,500          Elcor Corp........................     8,260,312
                                                             -----------
                                                              12,890,474
                                                             -----------

                        COMPUTER SERVICES--6.2%
       211,100          American Management Systems, Inc
                          *...............................     4,182,419
       131,500          Cognex Corp.*.....................     2,909,438
       689,600          GenRad, Inc.*.....................     6,896,000
                                                             -----------
                                                              13,987,857
                                                             -----------
                        CONSULTING SERVICES--3.9%
       249,300          MAXIMUS, Inc.*....................     8,709,919
                                                             -----------

                        ELECTRONICS--1.6%
        96,500          CTS Corp..........................     3,516,219
                                                             -----------

                        FINANCIAL SERVICES--8.6%
       205,200          Allied Capital Corp...............     4,283,550
       171,800          American Capital Strategies,
                          Ltd.............................     4,327,213
        60,000          American Financial
                          Holdings, Inc...................     1,237,500
       146,950          Interpool, Inc....................     2,507,334
       122,800          John Nuveen, Co., Class A.........     7,061,000
                                                             -----------
                                                              19,416,597
                                                             -----------


       SHARES                                                   VALUE
       ------                                                -----------

                        HEALTHCARE--5.9%
        99,800          CorVel Corp.*.....................   $ 3,455,575
       455,100          Omnicare, Inc.....................     9,841,537
                                                             -----------
                                                              13,297,112
                                                             -----------

                        INDUSTRIAL MATERIALS--3.0%
       122,000          SPS Technologies, Inc.*...........     6,687,125
                                                             -----------

                        INSURANCE--5.6%
       139,600          Annuity & Life Re Holdings Ltd....     4,458,475
       718,200          Hooper Holmes, Inc................     7,943,292
         2,100          StanCorp Financial Group, Inc.....       100,275
                                                             -----------
                                                              12,502,042
                                                             -----------

                        MACHINERY/ENGINEERING--3.8%
       166,900          Kaydon Corp.......................     4,151,638
       193,000          Lindsay Manufacturing Co..........     4,366,625
                                                             -----------
                                                               8,518,263
                                                             -----------

                        MANUFACTURING--6.2%
        82,500          Precision Castparts Corp..........     3,470,156
       183,500          RadiSys Corp.*....................     4,748,062
       170,200          Roper Industries, Inc.............     5,627,238
                                                             -----------
                                                              13,845,456
                                                             -----------

                        OIL & GAS--11.9%
       265,300          Atmos Energy Corp.................     6,466,688
       117,700          Cabot Oil & Gas Corp., Class A....     3,670,769
       153,100          Piedmont Natural Gas Co., Inc.....     5,846,506
       147,200          St. Mary Land & Exploration Co....     4,903,600
       228,700          Vectren Corp......................     5,860,438
                                                             -----------
                                                              26,748,001
                                                             -----------

                        PRINTING & PUBLISHING--2.4%
       116,500          Houghton Mifflin Co...............     5,402,687
                                                             -----------

                        REAL ESTATE--5.8%
       281,900          Brandywine Realty Trust REIT......     5,831,806
       203,900          Capital Automotive REIT...........     2,816,369
       157,700          Gables Residential Trust REIT.....     4,415,600
                                                             -----------
                                                              13,063,775
                                                             -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)


       SHARES                                                   VALUE
       ------                                                -----------
                        COMMON STOCK (CONCLUDED)
                        RETAIL--4.5%
       195,700          Michaels Stores, Inc.*............   $ 5,186,050
       171,600          Zale Corp.*.......................     4,987,125
                                                             -----------
                                                              10,173,175
                                                             -----------
                        TEXTILES/APPAREL--3.1%
       243,200          G&K Services, Inc. Class A........     6,840,000
                                                             -----------
                        TRANSPORTATION--1.1%
       119,800          Kirby Corp.*......................     2,515,800
         4,800          Rollins Truck Leasing Corp........        38,400
                                                             -----------
                                                               2,554,200
                                                             -----------
                          Total Common Stock
                            (cost-$173,689,265)...........   213,141,396
                                                             -----------

      PRINCIPAL
       AMOUNT
        (000)                                                         VALUE
---------------------                                              ------------
                        SHORT-TERM INVESTMENTS--6.4%
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES--6.4%
       $5,000           Fannie Mae,
                        6.41%, 1/8/01........................      $  4,993,768

        9,515           Federal Home Loan Bank,
                          5.75%, 1/2/01......................         9,513,480
                                                                   ------------

                        Total Short-Term Investments
                          (cost-$14,507,248).................        14,507,248
                                                                   ------------

                        Total Investments
                         (cost-$188,196,513)......     101.3%       227,648,644
                        Liabilities in excess of
                         other assets.............      (1.3)        (2,980,009)
                                                      ------       ------------
                        Net Assets................     100.0%      $224,668,635
                                                      ======       ============
                        --------------------------
                        * Non-income producing security
                        REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$188,196,513)...................  $227,648,644
Cash........................................................           165
Receivable for investments sold.............................       749,803
Dividends receivable........................................       321,913
Receivable for shares of beneficial interest sold...........        67,142
Prepaid expenses............................................           620
                                                              ------------
  Total Assets..............................................   228,788,287
                                                              ------------
LIABILITIES:
Payable for shares of beneficial interest redeemed..........     1,982,809
Payable for investments purchased...........................     1,929,957
Investment advisory fee payable.............................       142,115
Accrued expenses............................................        64,771
                                                              ------------
  Total Liabilities.........................................     4,119,652
                                                              ------------
    Net Assets..............................................  $224,668,635
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $     69,649
Paid-in-capital in excess of par............................   168,125,198
Undistributed net investment income.........................     1,695,540
Accumulated net realized gain on investments................    15,326,117
Net unrealized appreciation on investments..................    39,452,131
                                                              ------------
    Net Assets..............................................  $224,668,635
                                                              ============
Shares outstanding..........................................     6,964,909
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $32.26
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $ 2,469,720
Interest....................................................      806,720
                                                              -----------
    Total investment income.................................    3,276,440
                                                              -----------
EXPENSES:
Investment advisory fees....................................    1,355,905
Custodian fees..............................................       42,242
Trustees' fees and expenses.................................       35,276
Reports to shareholders.....................................       32,845
Audit and tax service fees..................................       21,685
Legal fees..................................................       18,245
Transfer agent fees.........................................       14,908
Insurance expense...........................................        3,299
Miscellaneous...............................................          617
                                                              -----------
    Total expenses..........................................    1,525,022
    Less: expense offset....................................         (782)
                                                              -----------
      Net expenses..........................................    1,524,240
                                                              -----------
      Net investment income.................................    1,752,200
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   21,243,022
Net change in unrealized appreciation/depreciation of
  investments...............................................   42,605,237
                                                              -----------
      Net realized and unrealized gain on investments.......   63,848,259
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $65,600,459
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2000            1999
                                                              ------------   --------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $  1,752,200    $    917,419
Net realized gain (loss) on investments.....................    21,243,022      (4,521,338)
Net change in unrealized appreciation/depreciation of
  investments...............................................    42,605,237         723,406
                                                              ------------    ------------
    Net increase (decrease) in net assets resulting from
      investment operations.................................    65,600,459      (2,880,513)
                                                              ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................      (932,313)       (978,623)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    76,078,627      45,603,776
Reinvestment of dividends...................................       932,313         978,623
Cost of shares redeemed.....................................   (68,300,330)    (46,939,318)
                                                              ------------    ------------

    Net increase (decrease) in net assets from share
      transactions..........................................     8,710,610        (356,919)
                                                              ------------    ------------
      Total increase (decrease) in net assets...............    73,378,756      (4,216,055)
NET ASSETS
Beginning of year...........................................   151,289,879     155,505,934
                                                              ------------    ------------
End of year (including undistributed net investment income
  of $1,695,540 and $917,411)...............................  $224,668,635    $151,289,879
                                                              ============    ============
SHARES ISSUED AND REDEEMED
Issued......................................................     2,893,417       2,052,691
Issued in reinvestment of dividends.........................        43,998          47,049
Redeemed....................................................    (2,691,277)     (2,112,375)
                                                              ------------    ------------
  Net increase (decrease)...................................       246,138         (12,635)
                                                              ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                 YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2000          1999          1998          1997          1996
                                                             --------      --------      --------      --------      --------
Net asset value, beginning of year.....................        $22.52        $23.10        $26.37        $22.61       $19.91
                                                             --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................          0.26          0.14          0.14          0.08         0.14
Net realized and unrealized gain (loss)
  on investments.......................................          9.62         (0.57)        (2.38)         4.73         3.45
                                                             --------      --------      --------      --------      -------
      Total income (loss) from investment operations...          9.88         (0.43)        (2.24)         4.81         3.59
                                                             --------      --------      --------      --------      -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................         (0.14)        (0.15)        (0.09)        (0.13)       (0.25)
Net realized gains.....................................            --            --         (0.94)        (0.92)       (0.64)
                                                             --------      --------      --------      --------      -------
      Total dividends and distributions to
        shareholders...................................         (0.14)        (0.15)        (1.03)        (1.05)       (0.89)
                                                             --------      --------      --------      --------      -------
Net asset value, end of year...........................        $32.26        $22.52        $23.10        $26.37       $22.61
                                                             ========      ========      ========      ========      =======

TOTAL RETURN (1).......................................          44.2%         (1.8)%        (9.0)%        22.2%        18.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........................      $224,669      $151,290      $155,506      $110,565      $34,257
Ratio of expenses to average net assets (2)............          0.90%         0.89%         0.88%         0.97%        0.93%(3)
Ratio of net investment income to average net assets...          1.03%         0.61%         0.72%         0.64%        1.03%(3)
Portfolio Turnover.....................................           114%           99%           51%           68%          50%

------------------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.01% and 0.95%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --(CONCLUDED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

During the year ended December 31, 2000, the Portfolio reclassified $41,746 from undistributed net investment income to accumulated net realized gain on investments relating to certain dividends from investments in real estate investment trusts.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000, the Portfolio's payable in connection with the Plan was $26,272, of which $12,934 was accrued during the year ended December 31, 2000.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partner of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $188,185,817. Accordingly, net unrealized appreciation of investments of $39,462,827 was composed of gross appreciation of $42,770,580 for those investments having an excess of value over cost and gross depreciation of $3,307,753 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $197,437,449 and $181,805,005, respectively.

During the year ended December 31, 2000, the Portfolio utilized $5,338,348 of capital loss carryforwards.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

A total of 13% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                  Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Bernard H. Garil                                     Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The Global Equity Portfolio (the "Portfolio") continued to outperform its benchmark in 2000, delivering a positive return despite widespread price declines in global equity markets. During the year, the Portfolio was conservatively positioned by an overweighting in defensive sectors such as consumer staples, healthcare and industrials with high cash flow and low leverage, and an underweighting in technology and consumer cyclicals. This strategy served the Portfolio well.

The Portfolio generated a total return of 4.70% for the year, versus a decline of 13.18% for the Morgan Stanley Capital International World Index (the "World Index") with dividends included in U.S. dollars. During the second half of 2000, the Portfolio's total return of 5.23% compared with a decrease of 10.90% for the World Index.

The Portfolio continued its favorable performance over longer periods as well. Its average annual total return of 14.52% for the three years ended
December 31, 2000 exceeded the 10.51% average annual return of the World Index. For the five years ended December 31, 2000, the Portfolio's total return of 14.53% exceeded the 12.14% return for the World Index. From its inception on March 1, 1995 through December 31, 2000, the Portfolio delivered an average annual return of 15.71%, surpassing the 13.96% average annual return of the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

In managing the Portfolio, the Adviser seeks to generate superior long-term performance, while controlling volatility and risk, by investing in companies that are believed to be well managed, have solid balance sheets, and generate sustainable profitability and cash flow. In addition, the Adviser strives to buy the shares of these quality companies at inexpensive prices relative to their earnings and cash flow.

During the past year, most of the impact of price declines in global markets were avoided by owning quality undervalued stocks with less downside risk. In addition, the Portfolio benefited from the resurgence of value stocks relative to growth stocks, a trend that was evident worldwide for most of 2000. Investors refocused on businesses with strong fundamentals at a time of economic uncertainty.

The Portfolio's results were aided late in the year by the recovery of the euro, which appreciated 8% against the dollar in December alone. The Portfolio is overweighted in Europe, versus the region's weighting in the World Index, based on our view that the economies of most European nations will prove relatively resistant to a global slowing of economic growth.

New positions were established in Europe during the second half of the year, including BAE Systems in the U.K. and Essilor International in France. BAE Systems is one of the largest defense contractors in Europe and is expected to participate in the rebuilding of defense systems in that region in the wake of the turmoil in the Balkans and the war in Kosovo. In addition, BAE Systems is one of the few European defense companies to sell into the U.S. market and to the U.S. government. We believe the stock is undervalued relative to the company's prospects.

Essilor International is a world leader in three related businesses: materials for eyeglass lenses; value-added finishes including progressive lenses under its Varilux brand; and lens treatment anti-reflective and photochromic processes. The divestment of the company by the French building materials conglomerate, St. Gobain, has provided management with independence and an ability to gain efficiencies. A recent 50/50 joint venture in Japan with Nikon for optical lenses opens a potentially large new market for the company.

In contrast to the relatively strong economies of Europe, Japan continues to struggle economically, and as a result, the Portfolio remains underweighted there at this time versus its weighting in the World Index. The Portfolio's current positions include copier company Canon and its Japanese distribution subsidiary Canon Sales; Nikko Securities; and cosmetics company Shiseido. Although each of these investments declined in price during the second half of 2000, we remain confident in their long-term outlook.

The Portfolio's U.S. investments performed well in 2000, reflecting solid stock selection and the resurgence of value investing. Contributors to performance included Freddie Mac (mortgage securitization), Minnesota Mining & Manufacturing (technology and manufacturing) and Wells Fargo (banking).

The Portfolio is modestly overweighted in banking and other financial stocks in both the U.S. and Europe. This enhanced performance in 2000 due to this sector's strength. Our financial holdings are focused on solid retail franchises in order to capitalize on what we believe is a likely continued downturn in interest rates.

The Portfolio has significant holdings in the pharmaceuticals sector, which also contributed positively to the Portfolio's performance during the past year. These investments include Novartis in Switzerland, Teva Pharmaceutical Industries in Israel and American Home Products in the U.S. Demand for pharmaceuticals is growing rapidly, driven by an aging population and an increase in the number of successful new drugs.

Many of the stocks that detracted from performance in 2000 are in the technology and telecommunications sectors, which experienced severe downturns in the fourth quarter of 2000. Examples include software company Computer Associates in the U.S.; telecom companies Panafon Hellenic Telecom in Greece and Alcatel in France; and telecom equipment manufacturer Ericsson in Sweden. We remain underweighted in both technology and telecom relative to the World Index.

In addition to adding to our investments in the U.K., during the second half of 2000 we purchased Aon (insurance brokerage and consulting) and Exelon (electric utility) in the U.S.; Dexia (banking) in Belgium; and Singapore Press (newspapers) and DBS Group (financial services) in Singapore. Suncor Energy is a new position in Canada. The company is undergoing a massive expansion that will double its capacity for processing oil sands, with the resulting potential for a sizable earnings increase. The oil extracted by the company from the sands is turned into a light sweet crude product that has a ready market. Suncor owns the right to large reserves without the exploration risks associated with most oil company stocks.

At December 31, 2000, investments were allocated 58.2% to non-U.S. equities, 39.1% to U.S. securities and 2.7% to short-term investments. Apart from the United States, the Portfolio's top country positions were the United Kingdom, representing 9.6% of net assets; Japan, 9.3%; Switzerland, 8.0%; France, 6.5%; and Sweden 4.7%.

The Portfolio's five largest non-U.S. equity holdings at December 31, 2000 were:
Zurich Financial Services, a Swiss-based insurance and financial services company, representing 3.9% of the Portfolio's net assets; Novartis, a global pharmaceuticals company based in Switzerland, 3.4% of net assets; Hong Kong Electric, which supplies electricity on Hong Kong Island and Lamma Island and, through joint ventures, in parts of Australia, 2.8% of net assets; XL Capital, a Bermuda insurance company, 2.2% of net assets; and Teva Pharmaceutical, an Israeli generic and ethical pharmaceuticals producer, 2.2% of net assets.

The Portfolio's five largest U.S. equity holdings were Freddie Mac, which originates and securitizes home mortgages, representing 3.5% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 3.0% of net assets; McDonald's, the well-known fast-food company, 2.5% of net assets; Minnesota Mining & Manufacturing, a diversified technology and manufacturing company, 1.8% of net assets; and Kroger, a supermarket chain, 1.7% of net assets.

Major industry positions were: financial services, representing 16.6% of the Portfolio's net assets at December 31, 2000; drugs and medical products, 11.9% of net assets; banking, 11.8% of net assets; telecommunications, 8.9% of net assets; and retail, 6.7% of net assets.

                OCC ACCUMULATION TRUST--GLOBAL EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    THE PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX+
                        PERIODS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                        4.7%
5 Year                       14.5%
Since March 1, 1995*         15.7%

        GLOBAL EQUITY    MORGAN STANLEY CAPITAL
          PORTFOLIO    INTERNATIONAL WORLD INDEX+
           $10,000.00                  $10,000.00
Mar-95      $9,970.00                  $10,480.00
Apr-95     $10,230.22                  $10,842.61
May-95     $10,619.99                  $10,932.60
Jun-95     $10,939.65                  $10,910.74
Jul-95     $11,529.30                  $11,438.82
Aug-95     $11,487.79                  $11,166.57
Sep-95     $11,797.96                  $11,537.30
Oct-95     $11,608.01                  $11,352.71
Nov-95     $11,757.76                  $11,744.37
Dec-95     $11,872.98                  $12,084.96
Jan-96     $12,046.33                  $12,301.28
Feb-96     $12,164.38                  $12,373.86
Mar-96     $12,338.33                  $12,576.79
Apr-96     $12,634.45                  $12,869.83
May-96     $12,757.01                  $12,878.84
Jun-96     $12,787.63                  $12,941.94
Jul-96     $12,327.27                  $12,482.51
Aug-96     $12,715.58                  $12,622.31
Sep-96     $12,950.82                  $13,114.58
Oct-96     $12,981.90                  $13,203.76
Nov-96     $13,524.54                  $13,940.53
Dec-96     $13,654.38                  $13,714.69
Jan-97     $13,932.93                  $13,877.90
Feb-97     $14,013.74                  $14,034.72
Mar-97     $13,900.23                  $13,754.02
Apr-97     $14,117.07                  $14,201.03
May-97     $14,849.75                  $15,074.39
Jun-97     $15,572.93                  $15,823.59
Jul-97     $16,440.34                  $16,549.89
Aug-97     $15,572.29                  $15,439.39
Sep-97     $16,336.89                  $16,276.21
Oct-97     $15,665.45                  $15,416.83
Nov-97     $15,654.48                  $15,686.62
Dec-97     $15,568.38                  $15,874.86
Jan-98     $15,808.13                  $16,314.59
Feb-98     $17,004.81                  $17,415.83
Mar-98     $17,722.41                  $18,149.03
Apr-98     $18,309.02                  $18,323.27
May-98     $18,211.99                  $18,090.56
Jun-98     $18,069.93                  $18,517.50
Jul-98     $17,710.34                  $18,484.17
Aug-98     $15,067.96                  $16,016.53
Sep-98     $15,351.24                  $16,296.82
Oct-98     $16,341.39                  $17,766.79
Nov-98     $17,276.12                  $18,820.36
Dec-98     $17,637.19                  $19,736.91
Jan-99     $17,522.55                  $20,167.18
Feb-99     $17,487.50                  $19,628.72
Mar-99     $18,403.85                  $20,443.31
Apr-99     $19,675.55                  $21,246.73
May-99     $18,941.66                  $20,466.97
Jun-99     $19,996.71                  $21,418.69
Jul-99     $20,054.70                  $21,352.29
Aug-99     $20,169.01                  $21,311.72
Sep-99     $19,894.71                  $21,102.87
Oct-99     $20,994.89                  $22,195.99
Nov-99     $21,372.79                  $22,817.48
Dec-99     $22,315.33                  $24,661.13
Jan-00     $21,654.80                  $23,245.59
Feb-00     $20,342.52                  $23,306.02
Mar-00     $21,835.66                  $24,914.14
Apr-00     $21,639.14                  $23,857.78
May-00     $22,104.38                  $23,251.79
Jun-00     $22,203.85                  $24,030.73
Jul-00     $21,850.81                  $23,350.66
Aug-00     $22,287.83                  $24,107.22
Sep-00     $21,795.26                  $22,822.30
Oct-00     $22,202.84                  $22,436.61
Nov-00     $22,160.65                  $21,072.46
Dec-00     $23,363.97                  $21,409.62

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Morgan Stanley Capital International World Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                                VALUE
       ------                                             -----------
                        COMMON STOCK--97.3%
                        BERMUDA--2.2%
                        INSURANCE--2.2%
        10,600          XL Capital Ltd..................  $   926,175
                                                          -----------
                        BELGIUM--1.5%
                        BANKING--1.5%
         3,300          Dexia...........................      596,809
                                                          -----------

                        BRAZIL--0.0%
                        PAPER PRODUCTS--0.0%
       210,000          Empresa Nacional de
                        Comercio Redito E
                        Participacoes SA* +.............          458
                                                          -----------
                        CANADA--0.9%
                        DIVERSIFIED--0.6%
         9,135          Canadian Pacific Ltd. ..........      260,301
                                                          -----------
                        ENERGY--0.3%
         5,300          Suncor Energy, Inc. ............      135,300
                                                          -----------
                        Total Canada....................      395,601
                                                          -----------
                        FINLAND--0.8%
                        TELECOMMUNICATIONS--0.8%
         7,200          Nokia Corp. ....................      313,200
                                                          -----------

                        FRANCE--6.5%
                        BANKING--1.3%
         6,200          BNP Paribas SA..................      544,338
                                                          -----------

                        ELECTRONICS--2.1%
        15,250          Alcatel SA......................      866,345
                                                          -----------
                        FOOD & BEVERAGE--2.0%
         5,500          Groupe Danone...................      829,418
                                                          -----------
                        HEALTHCARE--0.3%
           400          Essilor International SA........      130,521
                                                          -----------

                        OFFICE EQUIPMENT--0.8%
         8,400          Societe BIC SA..................      330,411
                                                          -----------
                        Total France....................    2,701,033
                                                          -----------
                        GERMANY--1.4%
                        AUTOMOTIVE--1.4%
        18,000          Bayerische Motoren
                        Werke AG........................      589,880
                                                          -----------

       SHARES                                                VALUE
       ------                                             -----------

                        GREECE--0.8%
                        TELECOMMUNICATIONS--0.8%
        46,700          Panafon Hellenic
                        Telecom SA......................  $   336,240
                                                          -----------

                        HONG KONG--3.7%
                        ELECTRONICS--2.8%
       310,000          HongKong Electric
                        Holdings Ltd. ..................    1,144,659
                                                          -----------

                        INDUSTRIAL MANUFACTURING--0.9%
       205,000          Yue Yuen Industrial
                        Holdings Ltd. ..................      354,821
                                                          -----------
                        Total Hong Kong.................    1,499,480
                                                          -----------

                        INDIA--1.5%
                        BANKING--0.8%
        44,000          State Bank of India GDR.........      354,200
                                                          -----------

                        TELECOMMUNICATIONS--0.7%
        36,000          Mahanagar Telephone
                        Nigam Ltd. GDR .................      279,000
                                                          -----------
                        Total India.....................      633,200
                                                          -----------

                        ISRAEL--2.2%
                        DRUGS & MEDICAL PRODUCTS--2.2%
        12,200          Teva Pharmaceutical
                        Industries Ltd. ADR.............      893,650
                                                          -----------

                        JAPAN--9.3%
                        BANKING--1.1%
        50,100          Shizuoka Bank Ltd. .............      455,335
                                                          -----------

                        CONSUMER PRODUCTS--3.7%
        21,900          Canon, Inc. ....................      760,281
        67,700          Shiseido Co., Ltd. .............      755,052
                                                          -----------
                                                            1,515,333
                                                          -----------

                        DRUGS & MEDICAL PRODUCTS--0.6%
        10,600          Sankyo Co., Ltd. ...............      254,059
                                                          -----------

                        FINANCIAL SERVICES--1.1%
        59,400          Nikko Securities Co., Ltd. .....      459,841
                                                          -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

       SHARES                                                VALUE
       ------                                             -----------
                        COMMON STOCK--(CONTINUED)
                        JAPAN--(CONCLUDED)
                        MANUFACTURING--0.6%
        22,000          Matsushita Electric
                        Works, Ltd. ....................  $   249,598
                                                          -----------

                        RETAIL--1.3%
        20,500          FamilyMart Co., Ltd. ...........      517,342
                                                          -----------

                        TECHNOLOGY--0.9%
        31,900          Canon Sales Co., Inc. ..........      374,194
                                                          -----------
                        Total Japan.....................    3,825,702
                                                          -----------

                        NETHERLANDS--1.2%
                        BUSINESS SERVICES--0.5%
         8,000          Burhmann NV.....................      214,467
                                                          -----------

                        TRANSPORTATION--0.7%
        11,400          TNT Post Group NV...............      275,750
                                                          -----------
                        Total Netherlands...............      490,217
                                                          -----------

                        POLAND--0.6%
                        TELECOMMUNICATIONS--0.6%
        35,000          Telekomunikacja Polska SA.......      236,250
                                                          -----------
                        SINGAPORE--1.3%
                        FINANCIAL SERVICES--0.7%
        26,400          DBS Group Holdings Ltd..........      298,753
                                                          -----------

                        PRINTING & PUBLISHING--0.6%
        17,000          Singapore Press Holdings Ltd....      251,270
                                                          -----------
                        Total Singapore.................      550,023
                                                          -----------
                        SPAIN--2.1%
                        BANKING--1.8%
        21,100          Banco Popular Espanol SA........      735,058
                                                          -----------

                        COMPUTER SERVICES--0.3%
        17,400          Amadeus Global Travel
                        Distribution SA.................      129,075
                                                          -----------
                        Total Spain.....................      864,133
                                                          -----------

       SHARES                                                VALUE
       ------                                             -----------

                        SWEDEN-- 4.7%
                        DRUGS & MEDICAL PRODUCTS--1.2%
         9,600          AstraZeneca plc.................  $   478,017
                                                          -----------

                        FINANCIAL SERVICES--1.7%
        90,576          Nordea AB*......................      708,250
                                                          -----------

                        MANUFACTURING--1.0%
        27,300          SKF AB..........................      412,146
                                                          -----------

                        TELECOMMUNICATIONS--0.8 %
        28,300          Telefonaktiebolaget LM
                        Ericsson AB.....................      322,306
                                                          -----------
                        Total Sweden....................    1,920,719
                                                          -----------

                        SWITZERLAND--8.0%
                        CHEMICALS--0.7%
         5,299          Syngenta AG*....................      284,418
                                                          -----------

                        DRUGS & MEDICAL PRODUCTS--3.4%
           802          Novartis AG.....................    1,417,564
                                                          -----------

                        FINANCIAL SERVICES--3.9%
         2,650          Zurich Financial Services AG....    1,597,292
                                                          -----------
                        Total Switzerland...............    3,299,274
                                                          -----------

                        UNITED KINGDOM--9.6%
                        AEROSPACE--0.3%
        21,400          BAE Systems plc.................      122,238
                                                          -----------

                        CONSUMER PRODUCTS--0.4%
        10,300          Reckitt Benckiser plc...........      142,003
                                                          -----------

                        DRUGS & MEDICAL PRODUCTS--1.0%
        91,690          Smith & Nephew plc..............      425,023
                                                          -----------

                        FINANCIAL SERVICES--1.9%
        76,437          Lloyds TSB Group plc............      809,218
                                                          -----------

                        MINING--0.9%
        21,600          Rio Tinto plc...................      380,476
                                                          -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

       SHARES                                                VALUE
       ------                                             -----------
                        COMMON STOCK--(CONTINUED)
                        UNITED KINGDOM--(CONCLUDED)
                        RETAIL--3.1%
        82,600          Boots Co. plc...................  $   752,187
        66,200          Great Universal Stores plc......      520,187
                                                          -----------
                                                            1,272,374
                                                          -----------
                        TELECOMMUNICATIONS--2.0%
       223,334          Vodafone Group plc..............      819,851
                                                          -----------
                        Total United Kingdom............    3,971,183
                                                          -----------
                        UNITED STATES--39.0%
                        AEROSPACE/DEFENSE--1.5%
         9,200          Boeing Co. .....................      607,200
                                                          -----------

                        AIRLINES--0.2%
         2,500          AMR Corp.*......................       97,969
                                                          -----------

                        BANKING--5.3%
         6,600          FleetBoston Financial Corp. ....      247,912
         1,800          PNC Financial Services Group....      131,512
         8,100          M&T Bank Corp. .................      550,800
        22,500          Wells Fargo & Co. ..............    1,252,969
                                                          -----------
                                                            2,183,193
                                                          -----------

                        CHEMICALS--1.0%
           800          Dow Chemical Co.................       29,300
         7,300          du Pont (E.I.) de
                        Nemours & Co. ..................      352,681
           700          Union Carbide Corp. ............       37,669
                                                          -----------
                                                              419,650
                                                          -----------

                        COMPUTERS--0.9%
         7,500          Compaq Computer Corp. ..........      112,875
        14,600          Dell Computer Corp.*............      254,587
                                                          -----------
                                                              367,462
                                                          -----------
                        COMPUTER SERVICES--1.0%
        12,300          Compuware Corp.*................       76,875
         2,200          Electronic Data Systems Corp....      127,050
         5,079          Sabre Holdings Corp. ...........      219,032
                                                          -----------
                                                              422,957
                                                          -----------

       SHARES                                                VALUE
       ------                                             -----------
                        COMPUTER SOFTWARE--0.6%
        12,800          Computer Associates
                        International, Inc. ............  $   249,600
                                                          -----------

                        COMPUTER TECHNOLOGIES--0.1%
         1,200          Intel Corp .....................       36,075
                                                          -----------

                        CONGLOMERATES--1.9%
         6,200          Minnesota Mining &
                        Manufacturing Co. ..............      747,100
           700          Textron, Inc. ..................       32,550
                                                          -----------
                                                              779,650
                                                          -----------

                        CONSUMER PRODUCTS--0.2%
         7,100          Mattel, Inc. ...................      102,524
                                                          -----------

                        DRUGS & MEDICAL PRODUCTS--3.5%
         6,700          American Home Products Corp. ...      425,785
         2,500          Bristol--Myers Squibb Co. ......      184,844
         1,600          Merck & Co., Inc. ..............      149,800
        11,198          Pharmacia Corp. ................      679,781
                                                          -----------
                                                            1,440,210
                                                          -----------

                        ENERGY--1.0%
         2,400          Anadarko Petroleum Corp. .......      170,592
         6,400          Unocal Corp. ...................      247,600
                                                          -----------
                                                              418,192
                                                          -----------

                        FINANCIAL SERVICES--7.3%
        12,333          Citigroup, Inc. ................      629,754
         1,000          Fannie Mae......................       86,750
        21,200          Freddie Mac.....................    1,460,150
        12,500          Household
                        International, Inc. ............      687,500
         4,200          John Hancock Financial
                        Services, Inc...................      158,025
                                                          -----------
                                                            3,022,179
                                                          -----------

                        FOOD SERVICES--2.5%
        30,000          McDonald's Corp. ...............    1,020,000
                                                          -----------

                        INSURANCE--0.3%
           800          American General Corp. .........       65,200
         1,700          Aon Corp. ......................       58,225
                                                          -----------
                                                              123,425
                                                          -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                  (CONCLUDED)

       SHARES                                         VALUE
       ------                                      -----------
                        COMMON STOCK--(CONCLUDED)
                        UNITED STATES--(CONCLUDED)
                        MANUFACTURING--2.3%
         8,700          Alcoa, Inc. .............  $   291,450
        17,400          ITT Industries, Inc......      674,250
                                                   -----------
                                                       965,700
                                                   -----------

                        MEDIA/BROADCASTING--0.1%
           700          Clear Channel
                        Communications, Inc.*....       33,906
                                                   -----------
                        OIL & GAS--2.5%
         7,700          Chevron Corp. ...........      650,169
         6,700          Halliburton Co. .........      242,875
         4,375          Tosco Corp. .............      148,477
                                                   -----------
                                                     1,041,521
                                                   -----------

                        PAPER PRODUCTS--0.6%
         5,700          Willamette Industries,
                        Inc......................      267,544
                                                   -----------

                        RETAIL--2.3%
         3,800          CVS Corp. ...............      227,762
        26,500          Kroger Co.*..............      717,156
                                                   -----------
                                                       944,918
                                                   -----------

                        TELECOMMUNICATIONS--3.2%
         8,200          SBC Communications
                        Inc. ....................      391,550
        11,000          Verizon Communications
                        Inc......................      551,375
        25,700          WorldCom, Inc.*..........      361,406
                                                   -----------
                                                     1,304,331
                                                   -----------

       SHARES                                         VALUE
       ------                                      -----------

                        UTILITIES--0.2%
         1,300          Exelon Corp. ............  $    91,273
                                                   -----------

                        WASTE DISPOSAL--0.5%
         6,900          Waste
                        Management, Inc. ........      191,475
                                                   -----------
                        Total United States......   16,130,954
                                                   -----------
                            Total Common Stock
                            (cost-$36,186,479)...   40,174,181
                                                   -----------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
                        SHORT-TERM INVESTMENTS--2.7%
       $1,400           U.S. GOVERNMENT AGENCY DISCOUNT NOTES---2.7%
                        Federal Home Loan Bank,
                        5.75%, 1/2/01
                        (cost-$1,104,823)........  1,104,823
                                                              -----------

                          Total Investments
                           (cost-$37,291,302)....   100.0%     41,279,004

                          Other assets less
                           liabilities...........     0.0          20,003
                                                    -----     -----------
                        Net Assets...............   100.0%    $41,299,007
                                                    =====     ===========
                        --------------------------------

                        * Non-income producing security

                        + Preferred Stock

                        ADR-American Depositary Receipt

                        GDR-Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$37,291,302)....................  $41,279,004
Cash........................................................        2,365
Receivable for investments sold.............................      217,090
Dividends and tax reclaims receivable.......................       46,615
Receivable for shares of beneficial interest sold...........          891
Prepaid expenses............................................          287
                                                              -----------
  Total Assets..............................................   41,546,252
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      164,722
Investment advisory fee payable.............................       27,555
Payable for shares of beneficial interest redeemed..........       19,367
Accrued expenses............................................       35,601
                                                              -----------
  Total Liabilities.........................................      247,245
                                                              -----------
    Net Assets..............................................  $41,299,007
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    26,886
Paid-in-capital in excess of par............................   37,262,063
Dividends in excess of net investment income................      (17,224)
Accumulated net realized gain on investments................       39,741
Net unrealized appreciation on investments and other assets
  and liabilities denominated in foreign currency...........    3,987,541
                                                              -----------
    Net Assets..............................................  $41,299,007
                                                              ===========
Shares outstanding..........................................    2,688,587
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $15.36
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $74,272).....  $  809,222
Interest....................................................     117,865
                                                              ----------
    Total investment income.................................     927,087
                                                              ----------
EXPENSES:
Investment advisory fees....................................     335,217
Custodian fees..............................................      81,239
Reports to shareholders.....................................      19,431
Audit and tax service fees..................................      17,238
Trustees' fees and expenses.................................      11,290
Transfer agent fees.........................................       6,153
Legal fees..................................................       5,636
Insurance expense...........................................       1,834
Miscellaneous...............................................       1,675
                                                              ----------
    Total expenses..........................................     479,713
    Less: expense offset....................................        (549)
                                                              ----------
    Net expenses............................................     479,164
                                                              ----------
    Net investment income...................................     447,923
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments............................   2,862,944
Net realized loss on foreign currency transactions..........    (107,127)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................  (1,382,676)
                                                              ----------
    Net realized and unrealized gain on investments and
    foreign currency transactions...........................   1,373,141
                                                              ----------
  NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $1,821,064
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
INVESTMENT OPERATIONS:
Net investment income.......................................  $   447,923   $   181,819
Net realized gain on investments and foreign currency
  transactions..............................................    2,755,817     8,211,347
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................   (1,382,676)      648,000
                                                              -----------   -----------
    Net increase in net assets resulting from investment
      operations............................................    1,821,064     9,041,166
                                                              -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................     (355,023)     (569,505)
Net realized gains..........................................   (4,430,630)   (6,011,036)
                                                              -----------   -----------
    Total dividends and distributions to shareholders.......   (4,785,653)   (6,580,541)
                                                              -----------   -----------
SHARE TRANSACTIONS:
Net proceeds from the sales of shares.......................   22,744,247    15,608,376
Reinvestment of dividends and distributions.................    4,785,653     6,580,541
Cost of shares redeemed.....................................  (26,677,863)  (16,015,175)
                                                              -----------   -----------
    Net increase in net assets from share transactions......      852,037     6,173,742
                                                              -----------   -----------
      Total increase (decrease) in net assets...............   (2,112,552)    8,634,367

NET ASSETS:
Beginning of year...........................................   43,411,559    34,777,192
                                                              -----------   -----------
End of year.................................................  $41,299,007   $43,411,559
                                                              ===========   ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................    1,453,021       889,280
Issued in reinvestment of dividends and distributions.......      319,767       397,827
Redeemed....................................................   (1,705,155)     (920,505)
                                                              -----------   -----------
  Net increase..............................................       67,633       366,602
                                                              ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                 2000            1999          1998       1997          1996
                                                              -----------      --------      --------   --------      --------
Net asset value, beginning of year..........................     $16.56         $15.43        $14.32     $13.23        $11.61
                                                                -------        -------       -------    -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.18           0.31          0.12       0.06          0.04
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................       0.50           3.78          1.78       1.79          1.70
                                                                -------        -------       -------    -------       -------
      Total income from investment operations...............       0.68           4.09          1.90       1.85          1.74
                                                                -------        -------       -------    -------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..................................      (0.14)         (0.26)        (0.18)     (0.04)        (0.05)
In excess of net investment income..........................         --             --            --      (0.03)           --
From net realized gains.....................................      (1.74)         (2.70)        (0.61)     (0.69)        (0.07)
                                                                -------        -------       -------    -------       -------
      Total dividends and distributions to shareholders.....      (1.88)         (2.96)        (0.79)     (0.76)        (0.12)
                                                                -------        -------       -------    -------       -------
Net asset value, end of year................................     $15.36         $16.56        $15.43     $14.32        $13.23
                                                                =======        =======       =======    =======       =======

TOTAL RETURN (1)............................................        4.7%          26.5%         13.3%      14.0%         15.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................    $41,299        $43,412       $34,777    $25,874       $16,972
Ratio of expenses to average net assets (2).................       1.14%          1.10%         1.13%      1.19%(3)      1.42%(3)
Ratio of net investment income to average net assets........       1.07%          0.48%         0.79%      0.45%(3)      0.81%(3)
Portfolio Turnover..........................................        110%            83%           55%        53%           40%

------------------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waiver and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.40%, respectively, for the year ended December 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market system are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000, the Portfolio's payable in connection with the Plan was $6,199, of which $3,598 was accrued during the year ended December 31, 2000.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.25% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

(3) INVESTMENTS IN SECURITIES AND TRANSACTIONS WITH AFFILIATES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $37,672,909. Accordingly, net unrealized appreciation of investments of $3,606,095 was composed of gross appreciation of $6,885,229 for those investments having an excess of value over cost and gross depreciation of $3,279,134 for those investments having an excess of cost over value.

In accordance with U.S. Treasury regulations the Portfolio elected to defer realized currency losses arising after October 31, 2000 of $11,025. Such losses are treated for tax purposes as arising on January 1, 2001.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $43,555,299 and $45,459,474, respectively.

During the year ended December 31, 2000, the Portfolio paid brokerage commissions of $1,217 and $367 to Deutsche Morgan Grenfell and Credit Lyonnais SA, respectively, affiliates of the Adviser.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.267 per share during the fiscal year ended December 31, 2000, all of which is taxable as 20%-rate capital gain dividends.

A total of 13% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                  Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Bernard H. Garil                                     Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2000 ANNUAL REPORT

The Managed Portfolio (the "Portfolio") registered favorable performance in 2000, handily beating its benchmark, the Standard & Poor's 500 Index ("the S&P 500") with dividends included. The Portfolio's total return of 9.74% for the year compared to a decline of 9.09% for the S&P 500. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio invests in stocks, bonds and short-term investments with a goal of providing superior long-term investment results while preserving capital and controlling volatility and risk.

The Portfolio's performance was especially strong during the second half of the year, delivering a total return of 13.12% compared with a decrease of 8.71% for the S&P 500.

The Portfolio achieved these results through:

    - solid stock selection at a time when value stocks - the type owned by the Portfolio, rose in price;

    - sizable holdings of financial stocks, one of the market's best performing sectors during the last six months of the year;

    - limited holdings of technology stocks, which led the market downward in the latter part of the year and;

    - conservative investment stance in a generally declining market.

The stock market entered 2000 on an upward trend, with the S&P 500 having risen at least 20% in each of the five prior years. However, after reaching an all-time high in March 2000, the S&P 500 turned lower and ended the year well below its peak. This sell-off occurred amid investor concerns regarding the economic outlook and the prospect of a slowdown in corporate profit growth. Technology stocks, which had risen sharply in 1998 and 1999, were especially hit hard in 2000. The tech-heavy Nasdaq Composite Index fell 39.29% in 2000, its worst performance since the index was inaugurated in 1971.

The Portfolio was well positioned for these volatile market conditions. Most technology stocks were avoided because of our belief they had become too highly priced in relation to their earnings and cash flow. Thus, we were able to avoid most of the impact of the technology sector's decline. In addition, a sizable cash reserve was maintained throughout the year due to concerns of generally high valuation levels in the stock market. At the end of December 31, 2000, 68.7% of the Portfolio's investments were allocated to common stocks, 15.2% to fixed income securities and 16.1% to short-term investments. This cash is a resource to reduce risk and purchase stocks as they become available at attractive prices.

The Portfolio delivered favorable returns over most longer periods as well. For the three years ended December 31, 2000, the Portfolio provided an average annual total return of 7.28%, compared with 12.26% for the S&P 500. For the five years ended December 31, 2000, the Portfolio's average annual total return of 13.16% compared with 18.33% for the S&P 500. For the ten years ended
December 31, 2000, the Portfolio generated an average annual total return of 18.17%*, exceeding the 17.46% annual return of the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 2000 was 17.08%*, surpassing the 16.44% annual return of the S&P 500 for this period. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1998, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. TOTAL NET ASSETS OF THE MANAGED PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $682,601,380 IN THE OLD TRUST AND $51,345,102 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE MANAGED PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE MANAGED PORTFOLIO OF THE OLD TRUST.

We are long-term investors in stocks that we believe are undervalued in relation to their earnings, cash flow, returns on invested assets and other fundamentals.

The Portfolio's largest position, Freddie Mac, which securitizes home mortgages, was a significant contributor to performance in 2000. Prior to August 2000, its share price had been under pressure for more than a year due to attempts within the Congress to restrict the company's investment activities. We believed there would be a settlement and therefore maintained our position. The share price began rising when it became clear in late July that new restrictions would not be imposed and a settlement would, in fact, be reached. The stock rose 48% for the year. Even with this price increase, we believe the stock is undervalued relative to fundamentals. In 2000, Freddie Mac grew its per-share earnings by 15% and achieved a return on equity above 20% for the 19th year in a row. We expect per-share earnings growth to accelerate to 17% in 2001.

Boeing, the aircraft and aerospace giant, was another top performer advancing 61% during the year, reflecting growing investor recognition of the turnaround in the company's commercial aircraft business. Commerical aircraft profit margins have increased significantly over the past two years, with prospects for further improvement. The company is generating free cash flow in an amount equivalent to approximately 8% of the stock price and using a substantial amount of that cash flow to repurchase shares. Although Boeing's fundamentals remain solid and we continue to like the stock, we trimmed our position in the fourth quarter in recognition that the price/earnings multiple is higher than at the beginning of the year, implying less near-term upside and more near-term price risk.

Other contributors to performance during the year included Minnesota Mining & Manufacturing, a diversified technology and manufacturing company, and Wells Fargo and M&T Bank in the banking sector. Approximately one-third of the Portfolio's equity investments are allocated to banking and other financial services, roughly double the sector's weighting in the S&P 500. Although several banks have recently encountered well-publicized asset quality problems, the banks the Portfolio owns have so far avoided this pitfall. In fact, we have chosen our banking stocks due in part to their conservative lending policies and strong reserves.

Detractors to performance included Computer Associates (computer software) and McDonald's (fast food). Computer Associates had been a spectacular performer for three years, but an earnings shortfall in the second quarter caused the share price to plummet. The Portfolio sold some of the stock prior to the decline, but still maintains a position. McDonald's share price was down modestly during the year due to the impact of a weak euro on U.S. dollar profits as well as the impact of poor marketing execution on the company's otherwise solid new product program.

New investments in the second half of the year include Aon (insurance), Clear Channel Communications (broadcasting and outdoor advertising), Dow Chemical (chemicals), Exelon (utilities), Halliburton (products and services for oil and gas production and other markets), Mattel (toys), Merck (pharmaceuticals), SBC Communications (telecommunications), Union Carbide (chemicals and plastics) and Willamette Industries (forest products).

Positions eliminated during the past quarter included Emerson Electric (process controls and other electrical and electronic products), Microsoft (computer software), News Corp. (media and entertainment) and Pharmacia (pharmaceuticals).

The Portfolio's five largest equity positions at December 31, 2000 were: Freddie Mac, representing 7.5% of the Portfolio's net assets; Wells Fargo, 5.6% of net assets; McDonald's, 4.3% of net assets; M&T Bank, 3.4% of net assets; and Household International, 3.4% of net assets.

The Portfolio's major industry equity positions were: financial services, representing 14.5% of the Portfolio's net assets at December 31, 2000; banking, 10.6% of net assets; telecommunications, 6.0% of net assets; manufacturing, 4.3% of net assets; and food services, 4.3% of net assets.

                   OCC ACCUMULATION TRUST--MANAGED PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                        9.7%
5 Year                       13.2%
10 Year                      18.2%
Since August 1, 1988*        17.1%

        MANAGED PORTFOLIO  S&P 500 INDEX +
Dec-90            $10,000          $10,000
Jan-91            $10,640          $10,435
Feb-91            $11,555          $11,181
Mar-91            $12,087          $11,452
Apr-91            $12,365          $11,479
May-91            $13,193          $11,974
Jun-91            $12,652          $11,426
Jul-91            $13,196          $11,958
Aug-91            $13,500          $12,241
Sep-91            $13,446          $12,037
Oct-91            $13,473          $12,198
Nov-91            $13,338          $11,707
Dec-91            $14,592          $13,046
Jan-92            $15,000          $12,803
Feb-92            $15,555          $12,970
Mar-92            $15,368          $12,718
Apr-92            $15,614          $13,092
May-92            $15,614          $13,156
Jun-92            $15,411          $12,960
Jul-92            $15,982          $13,490
Aug-92            $15,710          $13,214
Sep-92            $16,291          $13,356
Oct-92            $16,291          $13,415
Nov-92            $16,910          $13,873
Dec-92            $17,299          $14,043
Jan-93            $17,438          $14,160
Feb-93            $17,368          $14,352
Mar-93            $17,906          $14,655
Apr-93            $17,673          $14,300
May-93            $18,080          $14,684
Jun-93            $18,442          $14,726
Jul-93            $18,405          $14,667
Aug-93            $19,122          $15,223
Sep-93            $19,084          $15,106
Oct-93            $19,084          $15,419
Nov-93            $18,798          $15,272
Dec-93            $19,099          $15,457
Jan-94            $19,805          $15,983
Feb-94            $19,548          $15,549
Mar-94            $18,922          $14,872
Apr-94            $19,604          $15,062
May-94            $19,898          $15,309
Jun-94            $19,440          $14,934
Jul-94            $19,732          $15,424
Aug-94            $20,659          $16,056
Sep-94            $19,957          $15,663
Oct-94            $20,336          $16,015
Nov-94            $19,543          $15,432
Dec-94            $19,601          $15,661
Jan-95            $20,287          $16,066
Feb-95            $21,525          $16,693
Mar-95            $22,149          $17,185
Apr-95            $23,035          $17,690
May-95            $24,601          $18,398
Jun-95            $25,413          $18,825
Jul-95            $26,481          $19,450
Aug-95            $26,639          $19,498
Sep-95            $27,279          $20,321
Oct-95            $27,088          $20,248
Nov-95            $28,036          $21,137
Dec-95            $28,513          $21,545
Jan-96            $29,624          $22,277
Feb-96            $29,891          $22,485
Mar-96            $30,549          $22,701
Apr-96            $30,793          $23,034
May-96            $31,193          $23,629
Jun-96            $31,069          $23,718
Jul-96            $30,043          $22,670
Aug-96            $31,125          $23,148
Sep-96            $32,619          $24,452
Oct-96            $33,598          $25,126
Nov-96            $35,143          $27,026
Dec-96            $35,073          $26,491
Jan-97            $36,861          $28,147
Feb-97            $36,493          $28,366
Mar-97            $35,471          $27,200
Apr-97            $36,819          $28,824
May-97            $38,365          $30,579
Jun-97            $39,977          $31,949
Jul-97            $42,615          $34,493
Aug-97            $41,422          $32,561
Sep-97            $42,706          $34,345
Oct-97            $41,895          $33,198
Nov-97            $42,816          $34,735
Dec-97            $42,859          $35,333
Jan-98            $43,326          $35,725
Feb-98            $45,436          $36,301
Mar-98            $46,895          $40,262
Apr-98            $47,575          $40,668
May-98            $46,999          $39,969
Jun-98            $47,696          $41,592
Jul-98            $45,897          $41,151
Aug-98            $39,361          $35,200
Sep-98            $41,231          $37,457
Oct-98            $44,199          $40,502
Nov-98            $46,003          $42,956
Dec-98            $45,906          $45,431
Jan-99            $45,066          $47,330
Feb-99            $44,818          $45,858
Mar-99            $45,777          $47,692
Apr-99            $49,632          $49,538
May-99            $47,885          $48,368
Jun-99            $49,211          $51,053
Jul-99            $47,666          $49,460
Aug-99            $46,283          $49,213
Sep-99            $46,316          $47,864
Oct-99            $48,988          $50,894
Nov-99            $48,557          $51,927
Dec-99            $48,193          $54,986
Jan-00            $47,253          $52,226
Feb-00            $43,705          $51,238
Mar-00            $47,314          $56,250
Apr-00            $47,622          $54,557
May-00            $48,455          $53,438
Jun-00            $46,755          $54,758
Jul-00            $46,240          $53,904
Aug-00            $48,113          $57,251
Sep-00            $48,787          $54,228
Oct-00            $50,548          $54,001
Nov-00            $50,427          $49,745
Dec-00            $52,887          $49,989

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


       SHARES                                                 VALUE
       ------                                              ------------
                        COMMON STOCK--73.1%
                        AEROSPACE/DEFENSE--3.3%
       344,900          Boeing Co. ......................  $ 22,763,400
                                                           ------------
                        AIRLINES--0.5%
        80,000          AMR Corp *.......................     3,135,000
                                                           ------------

                        BANKING--10.6%
       195,000          FleetBoston Financial Corp. .....     7,324,688
       348,100          M&T Bank Corp. ..................    23,670,800
        50,000          PNC Financial Services
                         Group, Inc. ....................     3,653,125
       700,000          Wells Fargo & Co. ...............    38,981,250
                                                           ------------
                                                             73,629,863
                                                           ------------
                        CHEMICALS--1.9%
        28,000          Dow Chemical Co. ................     1,025,500
       227,700          du Pont (E.I.) de Nemours &
                         Co. ............................    11,000,756
        27,000          Union Carbide Corp...............     1,452,937
                                                           ------------
                                                             13,479,193
                                                           ------------

                        COMPUTERS--1.7%
       278,400          Compaq Computer Corp. ...........     4,189,920
       430,800          Dell Computer Corp. *............     7,512,075
                                                           ------------
                                                             11,701,995
                                                           ------------

                        COMPUTER SERVICES--1.8%
       310,100          Compuware Corp *.................     1,938,125
        70,000          Electronic Data Systems Corp. ...     4,042,500
       142,812          Sabre Holdings Corp..............     6,158,768
                                                           ------------
                                                             12,139,393
                                                           ------------
                        COMPUTER SOFTWARE--1.2%
       423,000          Computer Associates
                         International, Inc. ............     8,248,500
                                                           ------------

                        COMPUTER TECHNOLOGIES--0.1%
        34,600          Intel Corp. .....................     1,040,163
                                                           ------------
                        CONGLOMERATES--3.8%
       185,000          Minnesota Mining &
                         Manufacturing Co. ..............    22,292,500
        79,800          Textron, Inc. ...................     3,710,700
                                                           ------------
                                                             26,003,200
                                                           ------------
                        CONSUMER PRODUCTS--0.5%
       253,900          Mattel, Inc. ....................     3,666,316
                                                           ------------
                        DRUGS & MEDICAL PRODUCTS--3.5%
       203,900          American Home Products Corp. ....    12,957,845
        82,000          Bristol-Myers Squibb Co. ........     6,062,875
        57,000          Merck & Co., Inc. ...............     5,336,625
                                                           ------------
                                                             24,357,345
                                                           ------------


       SHARES                                                 VALUE
       ------                                              ------------
                        ENERGY--2.4%
        73,200          Anadarko Petroleum Corp. ........  $  5,203,056
        47,300          Exelon Corp. ....................     3,320,933
       205,000          Unocal Corp. ....................     7,930,938
                                                           ------------
                                                             16,454,927
                                                           ------------
                        FINANCIAL SERVICES--14.5%
       346,666          Citigroup, Inc ..................    17,701,633
        38,500          Fannie Mae ......................     3,339,875
       755,000          Freddie Mac .....................    52,000,625
       111,500          John Hancock Financial
                         Services, Inc ..................     4,195,187
       428,000          Household
                         International, Inc. ............    23,540,000
                                                           ------------
                                                            100,777,320
                                                           ------------
                        FOOD SERVICES--4.3%
       875,600          McDonald's Corp. ................    29,770,400
                                                           ------------
                        INSURANCE--2.5%
        23,000          American General Corp. ..........     1,874,500
        44,800          Aon Corp. .......................     1,534,400
       157,960          XL Capital Ltd. .................    13,801,755
                                                           ------------
                                                             17,210,655
                                                           ------------
                        MANUFACTURING--4.3%
       250,000          Alcoa Inc. ......................     8,375,000
       560,000          ITT Industries, Inc. *...........    21,700,000
                                                           ------------
                                                             30,075,000
                                                           ------------
                        MULTIMEDIA--0.1%
        20,500          Clear Channel
                         Communications, Inc.* ..........       992,969
                                                           ------------

                        OIL & GAS--4.0%
       219,000          Chevron Corp. ...................    18,491,812
       191,100          Halliburton Co. .................     6,927,375
        76,500          Tosco Corp. .....................     2,596,219
                                                           ------------
                                                             28,015,406
                                                           ------------
                        PAPER PRODUCTS--1.1%
       156,400          Willamette Industries, Inc. .....     7,341,025
                                                           ------------

                        REAL ESTATE--0.0%
             1          Security Capital Group Inc.,
                         (Class A) *.....................           578
                                                           ------------

                        RETAIL--4.1%
       111,500          CVS Corp ........................     6,683,031
       800,000          Kroger Co *......................    21,650,000
                                                           ------------
                                                             28,333,031
                                                           ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONTINUED)


       SHARES                                                 VALUE
       ------                                              ------------
                        COMMON STOCK--(CONCLUDED)
                        TELECOMMUNICATIONS--6.0%
       242,000          SBC Communications Inc. .........  $ 11,555,500
       380,000          Verizon Communications Inc. .....    19,047,500
       801,000          WorldCom, Inc. *.................    11,264,062
                                                           ------------
                                                             41,867,062
                                                           ------------
                        WASTE DISPOSAL--0.9%
       215,900          Waste Management, Inc ...........     5,991,225
                                                           ------------
                          Total Common Stock
                            (cost-$418,109,122)..........   506,993,966
                                                           ------------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
                        CORPORATE BONDS & NOTES--2.5%
                        AIRLINES--0.4%
       $ 3,000          United Airlines,
                         8.03%, 7/01/11...................  $ 3,082,350
                                                            -----------
                        BANKING--0.3%
         1,700          Korea Development Bank,
                         7.625%, 10/1/02 +................    1,718,207
           295          Washington Mutual, Inc.
                         6.81%, 1/26/01 + ++..............      294,502
                                                            -----------
                                                              2,012,709
                                                            -----------
                        FINANCING--1.4%
         2,813          Countrywide Alternative Loan
                         Trust,
                         8.00%, 7/25/30...................    2,843,962
           199          Countrywide Home Loans,
                         7.75%, 1/25/31...................      201,671
         2,000          Finova Capital Corp.,
                         7.03%, 6/18/03...................    1,259,642
         1,000          HSBC Capital Funding Corp.,
                         9.55%, 6/30/10 + ++..............    1,097,050
           556          Residential Funding
                         Mortgages Corp.,
                         7.00%, 10/25/27..................      555,160
         3,522          Torrens Trust,
                         6.97%, 1/16/01 + ++..............    3,520,423
                                                            -----------
                                                              9,477,908
                                                            -----------
                        UTILITIES--0.4%
         1,000          Southern California, Edison Co.,
                         7.20%, 2/1/01 ++.................      863,970
         2,000          Toledo Edison Co.,
                         8.70%, 9/01/02...................    2,041,660
                                                            -----------
                                                              2,905,630
                                                            -----------
                        Total Corporate Bonds & Notes
                          (cost-$18,095,773)..............   17,478,597
                                                            -----------
  PRINCIPAL
    AMOUNT
    (000)                                                   VALUE
---------------------                                       -----------

                        SOVEREIGN DEBT OBLIGATIONS--1.9%
       $13,400          Bundesrepublic Deutschland,
                         4.50%-6.25%, 7/4/09-1/4/30
                         (cost-$11,892,961)...............  $12,935,884
                                                            -----------
                        U.S. GOVERNMENT
                         AGENCY SECURITIES--8.4%
         7,383          Fannie Mae,
                         6.00%-7.435%, 1/16/31-9/1/40.....    7,312,250
         7,163          Freddie Mac,
                         6.00%-7.813%, 3/28/03-1/16/31....    7,255,312
        43,123          Government National Mortgage
                         Association,
                         6.50%-7.50%, 11/15/29-1/23/31....   43,325,837
           200          Small Business Investment
                         Companies,
                         7.45%, 8/1/10....................      209,181
                                                            -----------
                          Total U.S. Government
                            Agency Securities
                            (cost-$57,444,627)............   58,102,580
                                                            -----------
                        U.S. TREASURY NOTES & BONDS--1.4%
        13,695          3.375%-9.125%, 8/15/01-5/15/30
                         (cost-$9,658,368)................   10,115,858
                                                            -----------

      CONTRACTS
---------------------
                        CALL OPTION PURCHASED--0.1%
             2          U.S. Treasury Bond,
                         Over-the-Counter Call, 8.75%,
                         8/15/20 strike price $112.75,
                         expires 3/15/01*
                         (cost $494,375).................      493,438
                                                           -----------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
                        SHORT-TERM INVESTMENTS--19.1%
                        CORPORATE NOTES--1.6%
                        AEROSPACE--0.5%
       $ 3,140          Lockheed Martin Corp.,
                         6.85%, 5/15/01...................  $ 3,145,495
                                                            -----------
                        CONGLOMERATES--0.4%
         3,000          LG&E Capital Corp.,
                         5.75%, 11/01/01 +................    2,981,130
                                                            -----------
                        FINANCING--0.3%
         2,000          General Motors Acceptance Corp.,
                         6.92%, 3/19/01 ++................    2,010,560
                                                            -----------
                        TRANSPORTATION--0.1%
         1,000          Union Pacific Corp.,
                         9.11%, 3/5/01....................    1,004,330
                                                            -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                  (CONCLUDED)

      PRINCIPAL
       AMOUNT
        (000)                                                 VALUE
---------------------                                      ------------
                        SHORT-TERM INVESTMENTS--(CONCLUDED)
                        UTILITIES--0.3%
       $ 2,300          Enron Corp.,
                         6.45%, 11/15/01.................  $  2,297,240
                                                           ------------
                        Total Corporate Notes
                          (cost-$11,391,168).............    11,438,755
                                                           ------------

                        COMMERCIAL PAPER--11.9%
                        AIRLINES--0.3%
         2,200          Exective Jet Inc.,
                         6.49%, 2/9/01...................     2,184,532
                                                           ------------
                        BANKING--0.3%
         1,600          Abbey National North America,
                         6.56%, 1/24/01..................     1,593,294
           500          Association Corporation of N.A.,
                         6.52%-6.59%, 1/10/01............       499,182
                                                           ------------
                                                              2,092,476
                                                           ------------
                        CONGLOMERATES--2.9%
        19,888          General Electric Capital
                         Services Corp.,
                         6.29%-6.60%, 1/9/01-3/21/01.....    19,850,564
                                                           ------------
                        FINANCING--8.1%
         1,500          CDC Commercial,
                         6.525%, 1/23/01.................     1,494,019
        19,000          Ford Motor Credit Corp.,
                         6.57%, 1/8/01...................    18,975,727
        22,000          General Motors Acceptance Corp.,
                         6.51%, 1/16/01..................    21,940,325
        11,315          Prudential Funding Corp.,
                         6.53%, 1/8/01...................    11,300,633
         2,000          UBS Finance Inc.,
                         6.53%, 1/16/01..................     1,994,558
           700          Verizon Global Funding,
                         6.39%-6.55%, 1/18/01-2/28/01....       694,234
                                                           ------------
                                                             56,399,496
                                                           ------------
                        MANUFACTURING--0.1%
           800          Alcoa Inc.,
                         6.55%, 1/18/01..................       797,526
                                                           ------------
                        TELECOMMUNICATIONS--0.2%
         1,200          AT&T Corp.,
                         7.74%, 1/31/01..................     1,192,260
                                                           ------------
                        Total Commercial Paper
                          (cost-$82,516,854).............    82,516,854
                                                           ------------
  PRINCIPAL
    AMOUNT
    (000)                                                  VALUE
---------------------                                      ------------
                        SOVEREIGN DEBT OBLIGATION--0.3%
       $ 2,000          United Mexican States,
                         9.75%, 2/6/01
                         (cost-$2,004,178)...............  $  2,004,000
                                                           ------------

                        U.S. GOVERNMENT AGENCY DISCOUNT
                         NOTES--5.2%
        18,247          Fannie Mae,
                         6.40%, 1/4/01...................    18,237,268
        18,056          Federal Home Loan Bank,
                         5.75%-6.08%, 1/2/01-1/12/01.....    18,031,550
                                                           ------------
                          Total U.S. Government Agency
                            Discount Notes
                            (cost-$36,268,818)...........    36,268,818
                                                           ------------

                        REPURCHASE AGREEMENT--0.1%
           369          Repurchase Agreement with State
                         Street Bank & Trust Co dated
                         12/29/00, 6.00% due 1/2/01,
                         proceeds: $369,246;
                         collateralized by Fannie Mae,
                         6.375%, 1/16/02, valued at
                         $377,361 (cost-$369,000)               369,000
                                                           ------------
                        Total Short-Term Investments
                          (cost-$132,550,018)............   132,597,427
                                                           ------------

Total Investments
 (cost-$648,245,244)...............  106.5%   738,717,750

Liabilities in excess of other
 assets............................   (6.5)   (45,249,014)
                                     -----   ------------

Net Assets.........................  100.0%  $693,468,736
                                     =====   ============

------------------------------

*  Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically to qualified institutional investors. At December 31, 2000, these securities aggregrated $9,611,312 or 1.39% of net assets.

++ Variable Rate Demand Notes. Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated based rate (such as the US$ Libor rate). Maturity date shown is date of next rate change and the rate disclosed reflects the rate in effect on December 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
Investments, at value (cost-$648,245,244)...................  $738,717,750
Cash........................................................           701
Receivable for investments sold.............................     6,372,259
Dividends and interest receivable...........................     1,287,207
Receivable for shares of beneficial interest sold...........       422,641
Prepaid expenses............................................         3,045
                                                              ------------
  Total Assets..............................................   746,803,603
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................    52,225,643
Payable for shares of beneficial interest redeemed..........       420,343
Investment advisory fee payable.............................       448,341
Accrued expenses............................................       240,540
                                                              ------------
  Total Liabilities.........................................    53,334,867
                                                              ------------
      Net Assets............................................  $693,468,736
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    160,530
Paid-in-capital in excess of par............................   592,760,864
Undistributed net investment income.........................    15,114,670
Accumulated net realized loss on investments................    (4,200,197)
Net unrealized appreciation on investments and other assets
  and liabilities denominated in foreign currency...........    89,632,869
                                                              ------------
      Net Assets............................................  $693,468,736
                                                              ============
Shares outstanding..........................................    16,053,043
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $43.20
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest....................................................  $13,736,273
Dividends (net of foreign withholding taxes of $27,159).....    7,437,690
                                                              -----------
    Total investment income.................................   21,173,963
                                                              -----------
EXPENSES:
Investment advisory fees....................................    5,378,291
Trustees' fees and expenses.................................      167,142
Reports to shareholders.....................................      113,530
Custodian fees..............................................      101,516
Legal fees..................................................       89,301
Transfer agent fees.........................................       54,225
Audit and tax service fees..................................       34,478
Insurance expense...........................................        7,113
Miscellaneous...............................................       10,841
                                                              -----------
    Total expenses..........................................    5,956,437
    Less: expense offset                                           (1,501)
                                                              -----------
      Net expenses..........................................    5,954,936
                                                              -----------
      Net investment income.................................   15,219,027
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Investments...............................................   (3,465,887)
  Foreign currency transactions.............................      (10,201)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................   46,854,866
                                                              -----------
      Net realized and unrealized gain on investments
        and foreign currency transactions...................   43,378,778
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $58,597,805
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $ 15,219,027   $ 10,021,902
Net realized gain (loss) on investments and foreign currency
  transactions..............................................    (3,476,088)    58,154,646
Net change in unrealized appreciation/depreciation of
  investments...............................................
  and other assets and liabilities denominated in foreign
    currency................................................    46,854,866    (29,206,986)
                                                              ------------   ------------
    Net increase in net assets resulting from investment
      operations............................................    58,597,805     38,969,562
                                                              ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................   (10,093,638)   (11,467,176)
Net realized gains..........................................   (56,361,979)   (25,731,928)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (66,455,617)   (37,199,104)
                                                              ------------   ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    59,032,933    142,108,078
Reinvestment of dividends and distributions.................    66,455,617     37,199,104
Cost of shares redeemed.....................................  (228,629,258)  (153,697,507)
                                                              ------------   ------------
    Net increase (decrease) in net assets from share
      transactions..........................................  (103,140,708)    25,609,675
                                                              ------------   ------------
      Total increase (decrease) in net assets...............  (110,998,520)    27,380,133
NET ASSETS
Beginning of year...........................................   804,467,256    777,087,123
                                                              ------------   ------------
End of year (including undistributed net investment income
  of $15,114,670 and $10,021,902, respectively).............  $693,468,736   $804,467,256
                                                              ============   ============
SHARES ISSUED AND REDEEMED
Issued......................................................     1,470,202      3,293,544
Issued in reinvestment of dividends and distributions.......     1,877,277        916,460
Redeemed....................................................    (5,723,771)    (3,547,618)
                                                              ------------   ------------
    Net increase (decrease).................................    (2,376,292)       662,386
                                                              ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of year..........................    $43.65     $43.74     $42.38     $36.21     $30.14
                                                              --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.99       0.56       0.60       0.34       0.43
Net realized and unrealized gain on investments.............      2.41       1.47       2.40       7.45       6.31
                                                              --------   --------   --------   --------   --------
      Total income from investment operations...............      3.40       2.03       3.00       7.79       6.74
                                                              --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................     (0.58)     (0.65)     (0.33)     (0.40)     (0.41)
Net realized gains..........................................     (3.27)     (1.47)     (1.31)     (1.22)     (0.26)
                                                              --------   --------   --------   --------   --------
      Total dividends and distributions to shareholders.....     (3.85)     (2.12)     (1.64)     (1.62)     (0.67)
                                                              --------   --------   --------   --------   --------
Net asset value, end of year................................    $43.20     $43.65     $43.74     $42.38     $36.21
                                                              ========   ========   ========   ========   ========

TOTAL RETURN (1)............................................       9.7%       5.0%       7.1%      22.3%      22.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................  $693,469   $804,467   $777,087   $466,791   $180,728
Ratio of expenses to average net assets (2).................      0.86%      0.83%      0.82%      0.87%      0.84%(3)
Ratio of net investment income to average net assets........      2.20%      1.27%      1.74%      1.42%      1.66%(3)
Portfolio Turnover..........................................       168%        50%        37%        32%        27%

------------------------------

(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended
    December 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (F) OPTION TRANSACTIONS

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. The risk associated with purchasing an option is that a premium is paid whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

                                  (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (F) OPTION TRANSACTIONS--(CONTINUED)

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written could result in the Portfolio purchasing a security or currency at a price different from the current market value.

  (G) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (H) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (I) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (J) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2000, the Portfolio's payable in connection with the Plan was $137,777, of which $72,428 was accrued during the year ended December 31, 2000.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's average daily net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

                                  (CONCLUDED)

(2) INVESTMENT ADVISER/SUB-ADVISER--(CONCLUDED)

Pursuant to a Sub-Advisory agreement between the Adviser and Pacific Investment Management Co., (the "Sub-Adviser"), the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.25% of the Portfolio's average daily net assets managed for providing investment advisory services for a portion of the Portfolio's investments. The Sub-Adviser, an affiliate of the Adviser, commenced providing these services on March 9, 2000. For the period ended December 31, 2000, the Adviser paid the Sub-Adviser $157,791, of which $17,157 was payable at December 31, 2000.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset
Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with the Adviser and Sub-Adviser, respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with the Adviser and Sub-Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 2000 was $649,448,312. Accordingly, net unrealized appreciation of investments of $89,269,438 was composed of gross appreciation of $127,370,883 for those investments having an excess of value over cost and gross depreciation of $38,101,445 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $981,862,851 and $1,044,655,523, respectively.

At December 31, 2000, the Portfolio had a capital loss carryforward of $2,998,465 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2008.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $2.829 per share during the fiscal year ended December 31, 2000, all of which is taxable as 20%-rate capital gain dividends.

A total of 45% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 2001

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcom Bishopp                                        Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Co.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.